AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 26, 2003

                                                       REGISTRATION NOS. 33-6930
                                                                        811-4725
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                           SECURITIES ACT OF 1933                            [X]
                         PRE-EFFECTIVE AMENDMENT NO.                         [ ]

                       POST-EFFECTIVE AMENDMENT NO. 22                       [X]
                                     AND/OR

                             REGISTRATION STATEMENT
                                    UNDER THE

                       INVESTMENT COMPANY ACT OF 1940                        [X]
                              AMENDMENT NO. 23                               [X]

                        (CHECK APPROPRIATE BOX OR BOXES)

                                  ------------

                      PHOENIX-OAKHURST INCOME & GROWTH FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                  ------------

               101 MUNSON STREET, GREENFIELD, MASSACHUSETTS 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
          C/O PHOENIX EQUITY PLANNING CORPORATION--SHAREHOLDER SERVICES

                                 (800) 243-1574
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                  ------------


                              JOHN R. FLORES, ESQ.

                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

  It is proposed that this filing will become effective (check appropriate box)
           [ ]      immediately upon filing pursuant to paragraph (b)

           [X]      on August 28, 2003 pursuant to paragraph (b)

           [ ]      60 days after filing pursuant to paragraph (a)(1)
           [ ]      on pursuant to paragraph (a)(1)
           [ ]      75 days after filing pursuant to paragraph (a)(2)
           [ ]      on pursuant to paragraph (a)(2) of Rule 485.
           If appropriate, check the following box:
           [ ]      this post-effective amendment designates a new effective
                    date for a previously filed post- effective amendment.



================================================================================

                                            PHOENIX-OAKHURST INCOME & GROWTH FUND

                                        CROSS REFERENCE SHEET PURSUANT TO RULE 495(A)
                                              UNDER THE SECURITIES ACT OF 1933

                                                           PART A
                                             INFORMATION REQUIRED IN PROSPECTUS

ITEM NUMBER FORM N-1A, PART A                                           PROSPECTUS CAPTION
-----------------------------                                           ------------------

1.     Front and Back Cover Pages...............................        Cover Page, Back Cover Page
2.     Risk/Return Summary: Investments, Risks, Performance.....        Investment Risk and Return Summary
3.     Risk/Return Summary: Fee Table...........................        Fund Expenses
4.     Investment Objectives, Principal Investment Strategies,
        and Related Risks.......................................        Investment Risk and Return Summary
5.     Management's Discussion of Fund Performance..............        Performance Tables
6.     Management, Organization, and Capital Structure..........        Management of the Fund
7.     Shareholder Information..................................        Pricing of Fund Shares; Sales Charges; Your
                                                                        Account; How to Buy Shares; How to Sell Shares;
                                                                        Things You Should Know When Selling Shares;
                                                                        Account Policies; Investor Services; Tax Status of
                                                                        Distributions
8.     Distribution Arrangements................................        Sales Charges
9.     Financial Highlights Information.........................        Financial Highlights

                                                           PART B
                                 INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

ITEM NUMBER FORM N-1A, PART B                                           STATEMENT OF ADDITIONAL INFORMATION CAPTION
-----------------------------                                           -------------------------------------------

10.    Cover Page and Table of Contents.........................        Cover Page, Table of Contents
11.    Fund History.............................................        The Fund
12.    Description of the Fund and Its Investment Risks.........        Investment Objectives and Policies; Investment
                                                                        Restrictions
13.    Management of the Fund...................................        Management of the Fund
14.    Control Persons and Principal Holders of Securities......        Management of the Fund
15.    Investment Advisory and Other Services...................        Services of the Adviser; The Distributor;
                                                                        Distribution Plans; Other Information
16.    Brokerage Allocation and Other Practices.................        Portfolio Transactions and Brokerage
17.    Capital Stock and Other Securities......................         Other Information
18.    Purchase, Redemption, and Pricing of Shares..............        Net Asset Value; How to Buy Shares; Investor
                                                                        Account Services; How to Redeem Shares; Tax
                                                                        Sheltered Retirement Plans
19.    Taxation of the Fund.....................................        Dividends, Distributions and Taxes
20.    Underwriters.............................................        The Distributor
21.    Calculation of Performance Data..........................        Performance Information
22.    Financial Statements.....................................        Financial Statements

                                                               PART C
                       INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH UNDER THE APPROPRIATE ITEM,
                                       SO NUMBERED, IN PART C OF THIS REGISTRATION STATEMENT.

        PROSPECTUS

>       AUGUST 28, 2003

        OAKHURST(R)

        Phoenix-Oakhurst Income & Growth Fund





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                                                            Neither the Securities and Exchange Commission
                                                            nor any state securities commission has approved
                                                            or disapproved of these securities or determined
                                                            if this prospectus is truthful or complete. Any
                                                            representation to the contrary is a criminal offense.

                                                            This prospectus contains important information
[logo]  PHOENIX                                             that you should know before investing in Phoenix-
        INVESTMENT PARTNERS, LTD.                           Oakhurst Income & Growth Fund. Please read it
        Committed to Investor Success(SM)                   carefully and retain it for future reference.


PHOENIX-OAKHURST INCOME & GROWTH FUND
--------------------------------------------------------------------------------


TABLE OF CONTENTS

Investment Risk and Return Summary...........................................  1
Fund Expenses................................................................  6
Additional Investment Techniques.............................................  7
Management of the Fund.......................................................  8
Pricing of Fund Shares.......................................................  9
Sales Charges................................................................ 10
Your Account................................................................. 12
How to Buy Shares............................................................ 14
How to Sell Shares........................................................... 14
Things You Should Know When Selling Shares................................... 15
Account Policies............................................................. 16
Investor Services............................................................ 18
Tax Status of Distributions.................................................. 18
Financial Highlights......................................................... 19

INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Phoenix-Oakhurst Income & Growth Fund has a primary investment objective of investing in a diversified group of securities that are selected for current yield consistent with the preservation of capital. The fund has a secondary investment objective to achieve capital appreciation when it is consistent with the fund's primary objective. The secondary objective is a non-fundamental policy that may be changed without shareholder vote. There is no guarantee that the fund will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES

> To pursue its investment objective, the fund invests in income-producing securities including common stocks, convertible securities, mutual funds and all types of fixed income securities, including high yield-high risk (so called "junk bonds"), mortgage-backed and asset-backed, government, corporate and municipal debt obligations. The fund may invest in both U.S. and foreign (non-U.S.) securities, including issuers in "emerging market" countries and may invest in companies of any size. Under normal circumstances, at least 65% of the fund's assets will be invested in securities that produce income and achieve capital growth.


> Equity securities are selected using a quantitative value approach coupled with fundamental analysis. The 1,500 largest capitalized stocks are ranked based on value and growth criteria, such as price to earnings, sales and cash flow and reported and forecasted earnings per share growth. As of June 30, 2003, the capitalization range of the 1,500 stock universe from which the fund would choose its investments was $600 million to $286 billion. The adviser seeks a desired balance of risk and return potential, including a targeted yield greater than that of the S&P 500.


> Fixed income securities are selected using a "sector rotation" approach. The adviser seeks to adjust the proportion of fund investment in various "sectors" (types of debt securities) and the selections within sectors to obtain higher relative returns. The adviser selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.


> Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fixed income portion of the fund at a level similar to that of its fixed income benchmark, the Lehman Brothers Aggregate Bond Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level


                                         Phoenix-Oakhurst Income & Growth Fund 1
      similar to that of its fixed income benchmark, the adviser believes that the fund's exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On June 30, 2003 the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was 3.95 years.

> Fixed income securities selected for fund investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its fixed income benchmark in an effort to maintain an interest rate risk profile consistent with its benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On June 30, 2003 the maturity of the Lehman Brothers Aggregate Bond Index was 6.74 years.


> The fund's investment strategy may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: When, in the adviser's opinion, adverse market or economic conditions warrant, any part of the fund's assets may be held in cash or money market instruments, including U.S. Treasury obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its stated objectives.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATING TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.


GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for portfolio investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the portfolio invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.


CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating the greater chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.


2 Phoenix-Oakhurst Income & Growth Fund

FOREIGN INVESTING


Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, including so called "emerging market" countries (countries with less developed markets), as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. Dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries and their companies. They may also have more obstacles to financial success.


HIGH YIELD-HIGH RISK SECURITIES

High yield-high risk securities entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

INTEREST RATE RISK

Interest rate trends can have an affect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the portfolio may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

LONG-TERM MATURITIES

Fixed income securities with longer maturities may be subject to greater price fluctuations because of interest rate, tax law and general market changes.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Early payoffs on the underlying loans in mortgage-backed and asset-backed securities may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

MUNICIPAL SECURITIES

Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so-called "revenue


                                         Phoenix-Oakhurst Income & Growth Fund 3
bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.

SMALL AND MEDIUM CAPITALIZATIONS

Companies with smaller capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.


4 Phoenix-Oakhurst Income & Growth Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in Phoenix-Oakhurst Income & Growth Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the last ten years.(1) The table shows how the fund's average annual returns compare with two broad-based securities market indices and with a balanced benchmark. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

             CALENDAR YEAR               ANNUAL RETURN(%)
                 1993                         14.52
                 1994                         -6.25
                 1995                         23.40
                 1996                         12.70
                 1997                         17.10
                 1998                         10.96
                 1999                          6.58
                 2000                          0.03
                 2001                          -.46
                 2002                         -7.72


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 9.69% (quarter ending December 31, 1998) and the lowest return for a quarter was -7.54% (quarter ending September 30, 2002). Year-to-date performance (through June 30, 2003) was 8.46%.


-----------------------------------------------------------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS                                                                 SINCE INCEPTION(2)
  (FOR THE PERIODS ENDED 12/31/02)(1)                 1 YEAR          5 YEARS        10 YEARS       CLASS C
-----------------------------------------------------------------------------------------------------------------
  Class A Shares
-----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                             -13.02%          0.48%           6.00%            --
-----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(3)          -14.15%         -1.48%           3.04%            --
-----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(3)           -7.98%         -0.31%           3.57%            --
     and Sale of Fund Shares
-----------------------------------------------------------------------------------------------------------------
  Class B Shares
-----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                             -12.03%          0.91%           5.84%            --
-----------------------------------------------------------------------------------------------------------------
  Class C Shares
-----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                              -8.40           --              --              -2.08%
-----------------------------------------------------------------------------------------------------------------
  S&P 500 Index(4)                                   -22.10          -0.56%           9.37%          -11.02%
-----------------------------------------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index(5)             10.26%          7.55%           7.51%            9.37%
-----------------------------------------------------------------------------------------------------------------
  Balanced Benchmark(6)                               -6.60%          3.95%           8.78%           -0.36%

-----------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(2) Class C Shares since August 26, 1999.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes. Index performance does not reflect sales charges.
(5) The Lehman Brothers Aggregate Bond Index is a measure of broad bond market total return performance and is provided for general comparative purposes. Index performance does not reflect sales charges.

(6) The Balanced Benchmark is a composite index made up of 50% S&P 500 Index and 50% Lehman Brothers Aggregate Bond Index. Index performance does not reflect sales charges.



                                         Phoenix-Oakhurst Income & Growth Fund 5

FUND EXPENSES
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This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                       CLASS A               CLASS B             CLASS C
                                                        SHARES               SHARES               SHARES
                                                        ------               ------               ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on
Purchases (as a percentage of offering price)           5.75%                 None                 None
Maximum Deferred Sales Charge (load) (as a
percentage of the lesser of the value redeemed
or the amount invested)                                  None                 5%(a)                1%(b)
Maximum Sales Charge (load) Imposed on
Reinvested Dividends                                     None                 None                 None
Redemption Fee                                           None                 None                 None
Exchange Fee                                             None                 None                 None
                                                ----------------------------------------------------------------

                                                       CLASS A               CLASS B             CLASS C
                                                        SHARES               SHARES               SHARES
                                                        ------               ------               ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT
ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                         0.70%                 0.70%               0.70%
Distribution and Service (12b-1) Fees(c)                0.25%                 1.00%               1.00%

Other Expenses                                          0.33%                 0.33%               0.33%
                                                        -----                 -----               -----
TOTAL ANNUAL FUND OPERATING EXPENSES                    1.28%                 2.03%               2.03%
                                                        =====                 =====               =====


------------------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


6 Phoenix-Oakhurst Income & Growth Fund

--------------------------------------------------------------------------------
   CLASS               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------

   Class A             $  698        $  958        $1,237         $2,031
--------------------------------------------------------------------------------
   Class B             $  606        $  837        $1,093         $2,166
--------------------------------------------------------------------------------
   Class C             $  306        $  637        $1,093         $2,358

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------

   Class B             $  206        $  637        $1,093         $2,166
--------------------------------------------------------------------------------
   Class C             $  206        $  637        $1,093         $2,358

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ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------


In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the fund may engage in the following investment techniques:


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The fund may invest in forward foreign currency exchange contracts. Such contracts may limit potential exchange rate gains, may incur higher transaction costs and may not protect the fund against future currency exchange fluctuations as anticipated by the investment adviser.


REPURCHASE AGREEMENTS

The fund may invest in repurchase agreements with commercial banks, brokers and dealers considered by the adviser to be creditworthy. Default or insolvency of the other party presents risk to the fund.


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The fund may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.


ZERO COUPON BONDS

The fund may invest in zero coupon bonds. The market prices of such bonds generally are more volatile than the market prices of securities that pay interest on a regular basis and may require the fund to make distributions from other sources because the fund does not receive


                                         Phoenix-Oakhurst Income & Growth Fund 7
cash payments earned on these securities on a current basis. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

The fund may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 39 mutual funds and as adviser to institutional clients. As of June 30, 2003, Phoenix had $23.4 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, the general operations and the day-to-day management of the fund. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:


---------------------- --------------- --------------------- -------------------
                                           $1+ billion
                         $1st billion    through $2 billion       $2+ billion
---------------------- --------------- --------------------- -------------------
   Management Fee           0.70%             0.65%                 0.60%
---------------------- --------------- --------------------- -------------------


During the fund's last fiscal year, the fund paid total management fees of $3,074,727. The ratio of management fees to average net assets for the fiscal year ended April 30, 2003 was 0.70%.



PORTFOLIO MANAGEMENT

Investment and trading decisions for the fund are made by a team of equity investment professionals and a team of fixed income investment professionals.

Steven L. Colton is the leader of the equity team and as such is primarily responsible for the day-to-day decisions related to the equity holdings in the fund's portfolio. Mr. Colton is also Portfolio Manager of the Phoenix-Oakhurst Growth & Income Fund of Phoenix Equity Series Fund and Co-Portfolio Manager of Phoenix-Oakhurst Managed Assets and Phoenix-Oakhurst Strategy Fund of the Phoenix Trust. Mr. Colton joined Phoenix in June 1997. Previously, Mr. Colton was Portfolio Manager for the American Century Income & Growth Fund from its inception in 1990 through May 1997.


8 Phoenix-Oakhurst Income & Growth Fund

David L. Albrycht is the leader of the fixed income team and as such is responsible for the day-to-day decisions related to the fixed income holdings in the fund's portfolio. Mr. Albrycht is also Portfolio Manager of the Phoenix-Goodwin Multi-Sector Fixed Income Fund and Phoenix-Goodwin Multi-Sector Short Term Bond Fund of Phoenix Multi-Series Trust, and Co-Portfolio Manager of Phoenix-Oakhurst Managed Assets of the Phoenix Trust. Mr. Albrycht is a Managing Director, Fixed Income, of Phoenix. He held various investment management positions with Phoenix Life Insurance Company, an affiliate of Phoenix, from 1989 through 1995.




PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?

The fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, the fund calculates net asset value by:

        o adding the values of all securities and other assets of the fund,

        o subtracting liabilities, and

        o dividing the result by the total number of outstanding shares of the fund.


Asset Value: The fund's investments are valued at market value. If market quotations are not available, the fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which the Trustees have determined approximates market value.


Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.


                                         Phoenix-Oakhurst Income & Growth Fund 9

The net asset value per share of each class of the fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). The fund will not calculate its net asset values per share on days when the NYSE is closed for trading. If the fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the fund does not price its shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the fund's authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.



SALES CHARGES
--------------------------------------------------------------------------------


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?

The fund presently offers three classes of shares that have different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.


WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than the breakpoint amounts described below. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or related funds. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges,



10 Phoenix-Oakhurst Income & Growth Fund breakpoints and discounts is found in the Fund's Statement of Additional Information in the section entitled "How to Purchase Shares." This information and the Fund's Statement of Additional Information may be obtained from the Individual Investors portion of the Phoenix Funds' web site at PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 253-1574.


CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below. This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.


INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. See "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information. Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").


SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES
                                                   SALES CHARGE AS
                                                   A PERCENTAGE OF
                                      ------------------------------------------
AMOUNT OF                                                             NET
TRANSACTION                               OFFERING                   AMOUNT
AT OFFERING PRICE                          PRICE                    INVESTED
--------------------------------------------------------------------------------
Under $50,000                               5.75%                     6.10%
$50,000 but under $100,000                  4.75                      4.99
$100,000 but under $250,000                 3.75                      3.90
$250,000 but under $500,000                 2.75                      2.83
$500,000 but under $1,000,000               2.00                      2.04
$1,000,000 or more                          None                      None


                                        Phoenix-Oakhurst Income & Growth Fund 11

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES AND CLASS C SHARES

Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.


DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES
 YEAR              1          2           3            4          5           6+
--------------------------------------------------------------------------------
CDSC               5%         4%          3%           2%         2%          0%

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES
 YEAR              1          2+
--------------------------------------------------------------------------------
CDSC               1%         0%



YOUR ACCOUNT
--------------------------------------------------------------------------------


OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The fund has established the following preferred methods of payment for fund shares:

        o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

        o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

        o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

Payment in other forms may be accepted at the discretion of the fund.


12 Phoenix-Oakhurst Income & Growth Fund

STEP 1.
Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

        o $25 for individual retirement accounts, accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

        o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

        o $500 for all other accounts.

Minimum ADDITIONAL investments:

        o $25 for any account.

        o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The fund reserves the right to refuse a purchase order for any reason.


STEP 2.

Your second choice will be what class of shares to buy. The fund offers three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.


STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

        o Receive both dividends and capital gain distributions in additional shares;

        o Receive dividends in additional shares and capital gain distributions in cash;

        o Receive dividends in cash and capital gain distributions in additional shares; or

        o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.


                                        Phoenix-Oakhurst Income & Growth Fund 13

HOW TO BUY SHARES
--------------------------------------------------------------------------------


----------------------------------- --------------------------------------------
                                     TO OPEN AN ACCOUNT
----------------------------------- --------------------------------------------
 Through a financial advisor         Contact your advisor. Some advisors may
                                     charge a fee and may set different minimum
                                     investments or limitations on buying
                                     shares.
----------------------------------- --------------------------------------------
 Through the mail                    Complete a New Account Application and send
                                     it with a check payable to the fund. Mail
                                     them to: State Street Bank, P.O. Box 8301,
                                     Boston, MA 02266-8301.
----------------------------------- --------------------------------------------
 Through express delivery            Complete a New Account Application and send
                                     it with a check payable to the fund. Send
                                     them to: Boston Financial Data Services,
                                     Attn: Phoenix Funds, 66 Brooks Drive,
                                     Braintree, MA 02184.
----------------------------------- --------------------------------------------
 By Federal Funds wire               Call us at (800) 243-1574 (press 1,
                                     then 0).
----------------------------------- --------------------------------------------
 By Investo-Matic                    Complete the appropriate section on the
                                     application and send it with your initial
                                     investment payable to the fund. Mail them
                                     to: State Street Bank, P.O. Box 8301,
                                     Boston, MA 02266-8301.
----------------------------------- --------------------------------------------
 By telephone exchange               Call us at (800) 243-1574 (press 1,
                                     then 0).
----------------------------------- --------------------------------------------



HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class B Share or Class C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


14 Phoenix-Oakhurst Income & Growth Fund

------------------------------------ -------------------------------------------
                                     TO SELL SHARES
------------------------------------ -------------------------------------------
Through a financial advisor          Contact your advisor. Some advisors may
                                     charge a fee and may set different minimums
                                     on redemptions of accounts.
------------------------------------ -------------------------------------------
Through the mail                     Send a letter of instruction and any share
                                     certificates (if you hold certificate
                                     shares) to: State Street Bank, P.O. Box
                                     8301, Boston, MA 02266-8301. Be sure to
                                     include the registered owner's name, fund
                                     and account number, and number of shares or
                                     dollar value you wish to sell.
------------------------------------ -------------------------------------------
Through express delivery             Send a letter of instruction and any share
                                     certificates (if you hold certificate
                                     shares) to: Boston Financial Data Services,
                                     Attn: Phoenix Funds, 66 Brooks Drive,
                                     Braintree, MA 02184. Be sure to include the
                                     registered owner's name, fund and account
                                     number, and number of shares or dollar
                                     value you wish to sell.
------------------------------------ -------------------------------------------

By telephone                         For sales up to $50,000, requests can be
                                     made by calling (800) 243-1574.
------------------------------------ -------------------------------------------

By telephone exchange                Call us at (800) 243-1574 (press 1,
                                     then 0).
------------------------------------ -------------------------------------------



THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 243-1574.


REDEMPTIONS BY MAIL


> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:


     Send a clear letter of instructions if all of these apply:

     o The proceeds do not exceed $50,000.

     o The proceeds are payable to the registered owner at the address on record.


                                        Phoenix-Oakhurst Income & Growth Fund 15

     Send a clear letter of instructions with a signature guarantee when any of these apply:

     o You are selling more than $50,000 worth of shares.

     o The name or address on the account has changed within the last 30 days.

     o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.

If required, the signature guarantee on your request must be made by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.


SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.



ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE


For 180 days after you sell your Class A Shares, Class B Shares or Class C Shares, you may purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.


Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.


16 Phoenix-Oakhurst Income & Growth Fund

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.



DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.



EXCHANGE PRIVILEGES


You should read the prospectus of the fund into which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at PhoenixInvestments.com.

     o You may exchange shares of one fund for the same class of shares of another fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those funds offering them. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.


     o Exchanges may be made by telephone (800) 243-1574 or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

     o The amount of the exchange must be equal to or greater than the minimum initial investment required.

     o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

     o Because excessive trading can hurt fund performance and harm other shareholders, the Fund reserves the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The fund's underwriter has entered into agreements with certain market timing firms permitting them to exchange by telephone. These privileges are limited, and the fund distributor has the right to reject or suspend them.


RETIREMENT PLANS

Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.


                                        Phoenix-Oakhurst Income & Growth Fund 17

INVESTOR SERVICES
--------------------------------------------------------------------------------


INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.



TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------


The fund plans to make distributions from net investment income at least annually and to distribute net realized capital gains, if any, at least annually. Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


18 Phoenix-Oakhurst Income & Growth Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



These tables are intended to help you understand the fund's financial performance over the past five years or since inception. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by the fund's independent auditors, PricewaterhouseCoopers LLP. Their report, together with the fund's financial statements, are included in the fund's most recent Annual Report, which is available upon request.


                                                                         CLASS A
                                            --------------------------------------------------------------------
                                                                   YEAR ENDED APRIL 30,

                                             2003(5)        2002(5)        2001           2000          1999
                                           ----------    ----------    -----------     ----------     ---------
Net asset value, beginning of period          $8.41         $8.98           $9.75         $9.68         $10.20
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                       0.24(4)       0.29(4)         0.32          0.34(4)        0.36
   Net realized and unrealized gain (loss)    (0.48)        (0.56)          (0.30)         0.06           0.29
                                            -------       -------         -------       -------        -------
     TOTAL FROM INVESTMENT OPERATIONS         (0.24)        (0.27)           0.02          0.40           0.65
                                            -------       -------         -------       -------        -------
LESS DISTRIBUTIONS:
   Dividends from net investment income       (0.25)        (0.30)          (0.35)        (0.33)         (0.38)
   Distributions from net realized gains         --            --           (0.44)           --          (0.79)
                                            -------       -------         -------       -------        -------
     TOTAL DISTRIBUTIONS                      (0.25)        (0.30)          (0.79)        (0.33)         (1.17)
                                            -------       -------         -------       -------        -------
Change in net asset value                     (0.49)        (0.57)          (0.77)         0.07          (0.52)
                                            -------       -------         -------       -------        -------
NET ASSET VALUE, END OF PERIOD                $7.92         $8.41           $8.98         $9.75         $ 9.68
                                            =======       =======         =======       =======        =======
Total return(1)                               (2.70)%       (3.01)%          0.35%         4.24%          6.97%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $380,101      $432,632        $453,174      $475,854       $565,276

RATIO TO AVERAGE NET ASSETS OF:
   Expenses                                    1.28%(2)      1.26%(2)        1.26%(3)      1.18%(2)       1.17%(2)
   Net investment income                       3.10%         3.29%           3.41%         3.59%          3.64%
Portfolio turnover                               93%           64%             48%           58%            68%


-----------------------------

(1) Maximum sales charge is not reflected in total return calculation.

(2)The ratio of operating expenses to average net assets excludes the effects of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(3)For the year ended April 30, 2001, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 1.25%.

(4) Computed using average shares outstanding.

(5)As required, effective May 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended April 30, 2002 was to increase the ratio of net investment income to average net assets from 3.26% to 3.29%. There was no effect to net investment income (loss) per share and net realized and unrealized gain (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.



                                        Phoenix-Oakhurst Income & Growth Fund 19

--------------------------------------------------------------------------------

                                                                          CLASS B
                                           ---------------------------------------------------------------------
                                                                   YEAR ENDED APRIL 30,

                                               2003        2002( 5)         2001          2000          1999
                                           ----------     ----------     -----------   ----------     ----------
Net asset value, beginning of period          $8.43         $9.00          $9.77         $9.69          $10.22
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                       0.18(4)       0.22(4)        0.24          0.27(4)         0.29
   Net realized and unrealized gain (loss)    (0.47)        (0.56)         (0.29)         0.06            0.29
                                             ------        ------         ------        ------          ------
     TOTAL FROM INVESTMENT OPERATIONS         (0.29)        (0.34)         (0.05)         0.33            0.58
                                             ------        ------         ------        ------          ------
LESS DISTRIBUTIONS:
   Dividends from net investment income       (0.18)        (0.23)         (0.28)        (0.25)          (0.32)
   Distributions from net realized gains         --            --          (0.44)           --           (0.79)
                                             ------        ------         ------        ------          ------
     TOTAL DISTRIBUTIONS                      (0.18)        (0.23)         (0.72)        (0.25)          (1.11)
                                             ------        ------         ------        ------          ------
Change in net asset value                     (0.47)        (0.57)         (0.77)         0.08           (0.53)
                                             ------        ------         ------        ------          ------
NET ASSET VALUE, END OF PERIOD                $7.96         $8.43          $9.00         $9.77          $ 9.69
                                             ======        ======         ======        ======          ======
Total return(1)                               (3.42)%       (3.78)%        (0.37)%        3.40%           6.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $34,234       $70,096       $138,837      $226,992        $310,783

RATIO TO AVERAGE NET ASSETS OF:
   Expenses                                    2.03%(2)      2.01%(2)       2.01%(3)      1.93%(2)        1.92%(2)
   Net investment income                       2.37%         2.55%          2.65%         2.84%           2.92%
Portfolio turnover                               93%           64%            48%           58%             68%


                                                                   CLASS C
                                           ------------------------------------------------------

                                                                                           FROM
                                                                                        INCEPTION
                                                    YEAR ENDED APRIL 30,                8/27/99 TO
                                              2003           2002(5)        2001         4/30/00
                                           -----------    ----------     ----------    ----------

Net asset value, beginning of period          $8.49         $8.87          $9.85         $9.61
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                       0.19( 4)      0.22(4)        0.25          0.18(4)
   Net realized and unrealized gain (loss)    (0.48)        (0.57)         (0.31)         0.23
                                             ------        ------         ------        ------
     TOTAL FROM INVESTMENT OPERATIONS         (0.29)        (0.35)         (0.06)         0.41
                                             ------        ------         ------        ------
LESS DISTRIBUTIONS:
   Dividends from net investment income       (0.18)        (0.23)         (0.28)        (0.17)
   Distributions from net realized gains         --            --          (0.44)           --
                                             ------        ------         ------        ------
     TOTAL DISTRIBUTIONS                      (0.18)        (0.23)         (0.72)        (0.17)
                                             ------        ------         ------        ------
Change in net asset value                     (0.47)        (0.58)         (0.78)         0.24
                                             ------        ------         ------        ------
NET ASSET VALUE, END OF PERIOD                $8.02         $8.49          $9.07         $9.85
                                             ======        ======         ======        ======
Total return(1)                               (3.39)%       (3.86)%        (0.37)%        4.12%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $1,374        $1,223           $699          $356

RATIO TO AVERAGE NET ASSETS OF:
   Expenses                                    2.04%(2)      2.02%(2)       2.01%(3)      1.93%(2)(6)
   Net investment income                       2.35%         2.50%          2.67%         2.81%(6)
Portfolio turnover                               93%           64%            48%           58%(7)


-----------------------------
(1) Maximum sales charge is not reflected in the total return calculation.

(2)The ratio of operating expenses to average net assets excludes the effects of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(3)For the year ended April 30, 2001, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 2.00% for Class B and 2.00% for Class C, respectively.

(4) Computed using average shares outstanding.

(5)As required, effective May 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended April 30, 2002 was to increase the ratio of net investment income to average net assets from 2.53% to 2.55% for Class B and from 2.47% to 2.50% for Class C. There was no effect to net investment income (loss) per share and net realized and unrealized gain (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(6) Annualized.

(7) Not Annualized.


20 Phoenix-Oakhurst Income & Growth Fund

        PHOENIX EQUITY PLANNING CORPORATION
        P.O. Box 150480
        Hartford, CT 06115-0480

[logo]  PHOENIX
        INVESTMENT PARTNERS, LTD.
        A MEMBER OF THE PHOENIX COMPANIES, INC.





        ADDITIONAL INFORMATION

        You can find more information about the fund in the following documents:

        ANNUAL AND SEMIANNUAL REPORTS
        Annual and semiannual reports contain more information about the fund's investments. The annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI)
        The SAI contains more detailed information about the fund. It is incorporated by reference and is legally part of the prospectus.

        You may obtain a free copy of these documents by writing to Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, by calling 1-800-243-4361, or by visiting PhoenixInvestments.com to send an email request.

        Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-942-8090. This information is also available on the SEC's Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

        Mutual Fund Services: 1-800-243-1574
        Advisor Consulting Group: 1-800-243-4361
        Text Telephone: 1-800-243-1926




Investment Company Act File No. 811-4725
PXP 693 (8/03)

                      PHOENIX-OAKHURST INCOME & GROWTH FUND



                                101 Munson Street
                         Greenfield, Massachusetts 01301



                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 28, 2003

    The Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of the Phoenix-Oakhurst Income & Growth Fund, dated August 28, 2003, and should be read in conjunction with it. The Statement of Additional Information incorporates by reference certain information that appears in the fund's annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the fund's Prospectus, annual or semiannual reports by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.



                                TABLE OF CONTENTS

                                                                            PAGE
The Fund ..................................................................    1
Investment Restrictions ...................................................    1
Investment Techniques and Risks ...........................................    2
Performance Information ...................................................    7
Portfolio Turnover ........................................................    9
Portfolio Transactions and Brokerage ......................................    9
Services of the Advisor ...................................................   10
Net Asset Value ...........................................................   12

How to Buy Shares .........................................................   13
Alternative Purchase Arrangements .........................................   13
Investor Account Services .................................................   16
How to Redeem Shares ......................................................   17
Dividends, Distributions and Taxes.........................................   18
Tax Sheltered Retirement Plans ............................................   20
The Distributor ...........................................................   21
Distribution Plans.........................................................   23
Management of the Trust....................................................   23
Additional Information ....................................................   29
Appendix...................................................................   31







                      Mutual Fund Services--(800) 243-1574
                    Advisor Consulting Group--(800) 243-4361
                         Text Telephone--(800) 243-1926





PXP693B (8/03)

                                    THE FUND

   Phoenix-Oakhurst Income & Growth Fund (the "Fund") is an open-end diversified management investment company which was organized under Massachusetts law in 1986 as a business trust, then reorganized as a Delaware business trust in August 2000.

   The Fund's Prospectus describes the investment objectives of the Fund and the strategies that the Fund will employ in seeking to achieve its investment objective. The Fund's primary investment objective is a fundamental policy and may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The following discussion describes the Fund's investment policies and techniques and supplements the disclosure in the Prospectus.

                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   The Fund may not:

1. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

2. Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

3. Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and
     (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

4. Issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

5. Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

6. Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

7. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

8. Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

   If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

                         INVESTMENT TECHNIQUES AND RISKS

   The Fund may utilize the following practices or techniques in pursuing its investment objectives.

FOREIGN SECURITIES
   The Fund may invest in the securities of foreign issuers. The Fund may invest in a broad range of foreign securities including equity, debt and convertible securities and foreign government securities. The Fund may purchase the securities of issuers from various countries, including countries commonly referred to as "emerging markets." The Fund may also invest in domestic securities denominated in foreign currencies.

   Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Fund will not be registered with, nor the issuers thereof be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

   Certain foreign countries are less stable politically than the United States. The possibility exists that certain foreign governments may adopt policies providing for expropriation or nationalization of assets, confiscatory taxation, currency blockage or limitations on the use or removal of monies or other assets of an investment company. Finally, the Fund may encounter difficulty in obtaining and enforcing judgments against issuers of foreign securities. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

   Certain emerging market countries are either comparatively underdeveloped or are in the process of becoming developed and may consequently be economically based on a relatively few or closely interdependent industries. A high proportion of the securities of many emerging market issuers may also be held by a limited number of large investors trading significant blocks of securities. While the Adviser will strive to be sensitive to publicize reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of the Fund's investments in such countries and the availability of additional investments in such countries.

   When investing in securities denominated in foreign currencies, the Fund will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund's assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Fund will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

   Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Fund and which may not be recoverable by the Fund or its investors.

   The Fund will calculate its net asset value and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the New York Stock Exchange is closed). Foreign securities in which the Fund may invest may be primarily listed on foreign stock exchanges which may trade on other days (such as Saturdays). As a result, the net asset value of the Fund's portfolio may be affected by such trading on days when a shareholder has no access to the Fund.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
   In order to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward foreign currency exchange contracts ("forward currency contracts") for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions.

LENDING OF SECURITIES
   The Fund may lend portfolio securities to broker/dealers or other institutional borrowers, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such so that it amounts at all times to at least 100% of the value of the securities loaned. Furthermore, the Fund may terminate such loans at any time and must receive reasonable interest on the collateral as well as dividends, interest, or other distributions paid on the security during the loan period. Upon expiration of the loan, the borrower of the securities will be obligated to return to the Fund the same number and kind of securities as those loaned together with duly executed stock powers. The Fund must be permitted to vote the proxies if a material event affecting the value of the security is to occur. The Fund may pay reasonable fees in connection with the loan, including reasonable fees to the Fund's Custodian for its services.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES
   MORTGAGE PASS-THROUGH SECURITIES. These are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. "Modified pass-through" securities (such as securities issued by the Government National Mortgage Association ("GNMA")) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

   The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages.

   Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("Pcs") that represent interests in conventional mortgages from FHLMC's national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but their guarantees are not backed by the full faith and credit of the United States Government.

   Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser determines that the securities meet the Fund's quality standards. Securities issued by certain private organizations may not be readily marketable.

   Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, set forth above under "Investment Restrictions," by virtue of the exclusion from the test available to all U.S. Government securities. The Fund will take the position that privately-issued mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

   COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs). A CMO is similar to a bond in that interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.

   CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.

   FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Pcs, payments of principal and interest on the CMOs are made semiannually rather than monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

   CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The "residual" in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

   CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed "illiquid," and may be subject to the Fund's limitations on investment in illiquid securities.

   STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories.

   Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

   The Fund may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the Fund's investment objectives and policies.

   OTHER ASSET-BACKED SECURITIES. Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit-enhancement features similar to mortgage-related securities.

   Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of state and federal consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.

   The Adviser expects additional assets will be "securitized" in the future. The Fund may invest in any such instruments or variations on them to the extent consistent with the Fund's investment objectives and policies.

OPTIONS
   The Fund may, from time to time write covered call option contracts as a means of increasing the total return of the Fund's portfolio and also as a means of providing limited protection against increases in market value of the Fund's portfolio. Such contracts will be written on securities in which the Fund has authority to invest and on securities indices listed on an organized national securities exchange.

   A call option on a security gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. A written call option is "covered" if, throughout the life of the option (1) the Fund owns the optioned securities, (2) the Fund maintains in a pledged account with its Custodian, any asset, including equity securities, as long as the asset is liquid, unencumbered and marked to market daily with a value sufficient to meet its obligations under the call, or
(3) if the Fund owns an offsetting call option. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The Fund will only write call option contracts when it is believed that the total return to the Fund can be increased through such premiums consistent with the Fund's investment objective.

   The Fund may also write covered call options on securities indices. Through the writing of call index options, the Fund can achieve many of the same objectives as through the use of call options on individual securities. Call options on securities indices are similar to call options on a security except that, rather than the right to take delivery of a security at a specified price, a call option on a securities index gives the holder the right to receive, upon the exercise of the option, an amount of cash if the closing level of the securities index upon which the call option is based is greater than the exercise price of the option. The writing of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies, and the restrictions listed above would tend to reduce such risks.

   The Fund may purchase options to close out a position, (i.e. a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written on any particular security). When a security is sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing call option on that security, realizing a profit or loss depending on whether the amount paid to purchase a call option is less or more than the amount received from the sale thereof. In addition, the Fund may wish to purchase a call option to hedge its portfolio against any anticipated increase in the price of securities it intends to purchase or to purchase a put option to hedge its portfolio against an anticipated decline in securities prices.

   The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where an option on a particular security is purchased to hedge against price movements in a related security, the price of the option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out an option position.

PRIVATE PLACEMENTS AND RULE 144A SECURITIES
   The Fund may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the Commission. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Fund in secondary market transactions to certain qualified investors pursuant to rules established by the Commission, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933 (The "1933 Act"). Public sales of such securities by the Fund may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Fund may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the Commission for which the Trustees of the Fund determine the secondary market is liquid, Rule 144A securities will be considered illiquid. Trustees of the Fund may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the Fund; the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security, and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

REPURCHASE AGREEMENTS
   The fund may enter into repurchase agreements with respect to U.S. Government securities. Repurchase agreements may be entered into only with registered broker/dealers or Government securities dealers ("dealers") and depository institutions ("banks") believed by the Adviser to present minimum credit risk in accordance with guidelines approved by the Fund's Trustees. The Adviser will review and monitor the creditworthiness of such dealers and banks. Under such agreements, the dealer or bank agrees, upon entering into the contract, to repurchase a security it sells at a time and price mutually agreed upon with the purchaser of the security, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price, and such value will be determined on a daily basis by marking the underlying securities to their market value. With respect to any repurchase agreements with a maturity of greater than one day, such agreement shall be collateralized in an amount at least equal to 102 percent of the repurchase price. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto: (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing rights.

U.S. TREASURY AND CORPORATE ZERO COUPON BOND
   The Fund may invests in U.S. Treasury and corporate zero coupon bonds. Zero coupon bonds are issued and traded at a discount from their face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds and prevailing interest rates. The market price of U.S. Treasury zero coupon bonds are generally more volatile than the U.S. Treasury securities that pay interest periodically and zero coupon bonds are likely to respond to changes in interest rates to a greater degree than do securities on which regular cash payments of interest are being made that have similar maturities. In order to satisfy a requirement for qualification as a "regulated investment company" under the Code, the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon bonds. Because the Fund will not receive on a current basis, cash payments in respect of accrued original issue discount on zero coupon bonds during the period before maturity, the Fund will distribute cash obtained from other sources in order to satisfy the distribution requirement under the Code.

WHEN-ISSUED SECURITIES
   The Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, the price is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place more than seven days in the future or after a period longer than the customary settlement period for the particular security. Customary settlement for newly-issued mortgage-backed securities occurs only when the composition of the underlying mortgage pool is set, typically once a month.

   At the time the Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security and the liability to pay the purchase price in determining the Fund's net asset value. The value of the security on the settlement date may be more or less than the price paid as a result of, among other things, changes in the level of interest rates or other market factors. Thus there is a risk of loss which is in addition to the risk of decline in the value of the Fund's other assets. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. The Fund will establish a segregated account with the Custodian in which it will maintain cash and liquid high grade debt securities equal in value to commitments for when-issued or delayed delivery securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons, in which case the Fund may sell its interest in the securities rather than take delivery, and may reinvest the proceeds in similar or other securities.

                             PERFORMANCE INFORMATION

   The Fund may, from time to time, include performance information in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class and as a total return of any class of the Fund.

   Standardized quotations of average annual total return for Class A Shares, Class B Shares or Class C Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A, Class B Shares or Class C Shares over periods of 1, 5 and 10 years or up to the life of the class of shares), calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares and Class C Shares, and assume that all dividends and distributions are on Class A Shares, Class B Shares and Class C Shares reinvested when paid.

   The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), Dow Jones Industrial Average, Europe Australia Far East Index
(EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

   Advertisements, sales literature and other communications may contain information about the Fund and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries, such as IBM or health care, in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond return future to well-known indices of market performance, including, but not limited to: the S&P 500, Dow Jones Industrial Average, CS First Boston High Yield and Salomon Brothers Corporate Bond and Government Bond.

   Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and is computed by dividing net investment income by the value of a share on the last day of the period according to the following formula:

                             Yield = 2[(a - b+1)(6)-1]
                                        -----
                                        c x d

   Where a = dividends and interest earned during the period by the Fund, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.


   For the 30-day period ended April 30, 2003, the yield of the Class A Shares, Class B Shares and Class C Shares was 2.59%, 2.03% and 2.02%, respectively.


   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares). These returns are not relevant to investors who hold their fund shares through tax-deferred arrangements.


   The average annual total return for the Class A Shares, Class B Shares and Class C Shares of the Fund for the indicated periods ended April 30, 2003 were as follows:





                                                                                                       COMMENCEMENT OF
                                                     YEAR ENDED    5 YEARS ENDED    10 YEARS ENDED      OPERATIONS TO
                                                      04/30/03        04/30/03         04/30/03          04/30/03(1)
                                                     ----------      ----------       ----------         ----------
CLASS A
     Return Before Taxes                               -8.30%           -0.10%            5.78%              --
     Return After Taxes on Distribution                -9.94%           -2.03%            2.84%              --
     Return After Taxes on Distributions and           -5.12%           -0.79%            3.37%              --
     Sale of Fund Shares


CLASS B

     Return Before Taxes                               -7.19%           0.33%             5.62%              --
CLASS C
     Return Before Taxes                               -3.39%            --                --              -1.01%

(1) Class C Shares since August 26, 1999.


   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.


   The Fund may also compute cumulative total return for specified periods based on a hypothetical Class A, Class B or Class C Account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share's maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period. Based on the foregoing, the Class A cumulative total return for the period commencing September 6, 1940 and ending April 30, 2003 was 34,648.02%. Class B cumulative total return for the period commencing with the offering of the Class B Shares on January 3, 1992 and ending April 30, 2003 was 102.37%. Class C cumulative total return for the period commencing with the offering of the Class C Shares on August 26, 1999 and ending April 30, 2003 was -3.65%.

   The Fund also may quote annual, average annual and annualized total return and cumulative total return performance data, for both classes of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rate of return calculations.

                               PORTFOLIO TURNOVER

   Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of Fund shares and by requirements which enable the Fund to receive certain favorable tax treatment (see "Dividends, Distributions and Taxes"). Historical annual rates of portfolio turnover for the Fund are set forth in the prospectus under the heading "Financial Highlights."

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Fund. It is the practice of the Adviser to seek the best prices and best execution of orders and to negotiate brokerage commissions which in the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

   The Adviser believes that the Fund benefits with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Fund is best served by its brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitude toward and interest in mutual funds in general including the sale of mutual funds managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Fund. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser better prices and execution are available elsewhere.

   In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Funds and their shareholders.

   The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets or the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

   In purchasing and selling fixed-income securities, it is the policy of the Fund to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available.

   The Fund may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Fund. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of other securities firms.

   The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Fund, to buy and sell securities for the Fund, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Fund as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Fund in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Fund that PXP Securities Corp. may receive.


   For the fiscal years ended April 30, 2001, 2002 and 2003 brokerage commissions paid by the Trust on portfolio transactions totaled $355,431, $297,942 and $592,151, respectively. In the fiscal years ended April 30, 2001, 2002, and 2003, the Trust paid brokerage commissions of $44,220, $15,765 and $10,524 to PXP Securities Corp., an affiliate of its Distributor. For the fiscal year ended April 30, 2003, the amount paid to PXP Securities Corp. was 1.8% of the total brokerage commission paid by the Trust and was paid on transactions amounting to 3.1% of the aggregate dollar amount of transactions involving the payment of commissions. Brokerage commissions of $188,005 paid during the fiscal year ended April 30, 2003 were paid on portfolio transactions aggregating $108,078,293 executed by brokers who provided research and other statistical information.


                             SERVICE OF THE ADVISER


   The investment adviser to the Fund is Phoenix Investment Counsel, Inc. ("PIC" or "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC acts as the investment adviser for 13 fund companies totaling 39 mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over seventy years. PIC was originally organized in 1932 as John P. Chase, Inc. As of June 30, 2003, PIC had approximately $23.4 billion in assets under management. William R. Moyer and Robert S. Driessen, executive officers of the Fund, are officers of PIC.


   All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut is the sole shareholder of PXP. PNX is a leading provider of wealth management products and services to individuals and businesses. Its principal offices are located at One American Row, Hartford, Connecticut 06115-2520. Equity Planning, a mutual fund distributor, acts as the national distributor of the Fund's shares and as financial agent of the Fund. The principal office of Equity Planning is located at 56 Prospect Street, Hartford, Connecticut 06115.

   PXP is the investment management subsidiary of PNX and has served investors for over 70 years. As of June 30, 2003, PXP had approximately $56.5 billion in assets under management through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Capital West Asset Management, LLC (Capital West) in Greenwood Village, CO; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Walnut Asset Management, LLC (Walnut) in Philadelphia; Phoenix/Zweig Advisers LLC (Zweig) in New York; and Phoenix Investment Counsel, Inc. (PIC) (Goodwin, Hollister and Oakhurst divisions) in Hartford, CT, Sarasota, FL, and Scotts Valley, CA, respectively.


   The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Fund (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; outside legal and auditing accounting services; regulatory filing fees and expenses of printing the Fund's registration statements (but the Distributor purchases such copies of the Fund's prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes.


   As compensation for its services, the Adviser receives a fee, which is accrued daily against the value of the Fund's net assets and is paid monthly by the Fund. The fee is computed at an annual rate of 0.70% of the Fund's average daily net assets up to $1 billion, 0.65% of the Fund's average daily net assets from $1 billion to $2 billion and 0.60% of the Fund's average daily net assets in excess of $2 billion. For the fiscal years ended April 30, 2001, 2002 and 2003, the management fees paid by the Fund to the Adviser were $4,488,624, $3,826,770 and $3,074,727, respectively.

   The Management Agreement continues in effect from year to year if specifically approved annually (a) by the Trustees of the Fund, including a majority of the disinterested Trustees, or by (b) a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. The Management Agreement may be terminated without penalty at any time by a similar vote upon 60 days' notice or by the adviser upon 60 days' written notice and will automatically terminate in the event of its assignment as defined in Section 2(a)(4) of the 1940 Act.


   The Fund, its Adviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the Investment Company Act of 1940. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Fund has a pending order.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
   The Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser and determining whether to approve and renew the Fund's investment advisory arrangements. In approving the agreement, the Board primarily considered the nature and quality of the services provided under the agreement and the overall fairness of the agreement to the Fund. A report from the adviser that addressed specific factors designed to inform the Board's consideration on these and other issues was supplied to Board members in advance of the annual contract review meeting and reviewed with them at that meeting.

   With respect to the nature and quality of the services provided, the Board regularly reviews information comparing the performance of the Fund with a peer group of funds and a relevant market index, the allocation of the Fund's brokerage commissions, including any allocations to affiliates, the adviser's record of compliance with its investment policies and restrictions on personal securities transactions. The Board also reviews data relating to the quality of brokerage execution received by the Fund, including the adviser's use of brokers or dealers in fund transactions that provided research and other services to the adviser and the potential benefits derived by the Fund from such services. Additionally, the Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of their Fund(s) and respond to the Board's questions concerning performance of the advisers.

   With respect to the overall fairness of the advisory agreement, the Board primarily considered information relating to the Fund's fee structures, including a comparative analysis of the Fund's management fees, total expenses and 12b-1 fees with its respective peer group. The Board noted that the Fund was at or slightly above the median in each category reviewed. The Board also considered the existence of any economies of scale and whether those were passed along to the Fund's shareholders through a graduated advisory fee schedule or other means, including any fee waivers by the advisor and/or its affiliates. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.


   The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the agreements. It concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.


DESCRIPTION OF PROXY VOTING POLICY
   The Fund has adopted a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Fund's intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund has committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

   The Policy stipulates that the Fund's investment adviser will vote proxies or delegate such responsibility to a subadviser. The adviser or subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Fund's Policy. Any adviser or subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

   o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

   o Changes to Capital Structure--dilution or improved accountability associated with such changes.

   o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

   o Social and Corporate Responsibility Issues--the adviser or subadviser will generally vote against shareholder social and environmental issue proposals.

   The Fund and its delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the adviser, subadviser, delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each adviser, subadviser or delegate to notify the President of the Fund of any actual or potential conflict of interest. No adviser, subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Fund.

   The Policy further imposes certain record keeping and reporting requirements on each adviser, subadviser or delegate. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, beginning with the period ending June 30, 2004, will be available free of charge by calling, toll-free, 800-243-1574, or on the Securities and Exchange Commission's website at http://www.sec.gov.


                                 NET ASSET VALUE

   The net asset value per share of the Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of the Fund's foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution plan fees and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for the Fund if it invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of the Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time the Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares of the Fund may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative"), or (ii) on a contingent deferred basis (the "deferred sales charge alternative").

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B Shares would be less than the initial sales charge and accumulated distribution plan fees on Class A Shares purchased at the same time.

   Dividends paid by the Fund, if any, with respect to Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

CLASS A SHARES
   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES
   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

   Class B Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A Shares, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

CLASS C SHARES
   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES
   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Kayne Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2),
(3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from PNX, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund or any other Affiliated Phoenix Fund qualified plan; (11) any Phoenix separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, Fund company, or bank Fund department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds or any other Affiliated Phoenix Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund or any other Affiliated Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (16) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund;
(17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;
(18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).


   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund Class A Shares), if made at the same time by the same "person," will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.


   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Fund.


   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of the Fund or any other Affiliated Phoenix Fund, may be added together at the time of purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.


   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B AND CLASS C SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on redemptions of shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account,
(ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 701/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURE--CLASS B SHARES
   Class B Shares will automatically convert to Class A Shares eight years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended,

Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Fund was unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.

                            INVESTOR ACCOUNT SERVICES

   The Fund offers accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574. Broker/dealers may impose their own restrictions and limits on accounts held through the broker/dealer. Please consult your broker/dealer for account restrictions and limit information.

EXCHANGES

   Under certain circumstances, shares of any Affiliated Phoenix Fund may be exchanged for shares of the same Class of another Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Class C Shares are also exchangeable for Class T Shares of those funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request, without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes"). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.


   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS
   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each fund carefully before directing dividends and distributions to another fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE
   This expedited investment service allows you to make an investment in an account by requesting a transfer of funds from the balance of your bank account. Once a request is phoned in, the Transfer Agent will initiate the transaction by wiring a request for monies to your commercial bank, savings bank or credit union via Automated Clearing House (ACH). Your bank, which must be an ACH member, will in turn forward the monies to the Transfer Agent for credit to your account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions. This service may also be used to sell shares of the Fund and direct proceeds of sale through ACH to your bank account.

   To establish this service, please complete the Invest-by-Phone Application and attach a voided check. Upon the Transfer Agent's acceptance of the authorization form (usually within two weeks) you may call toll free (800) 367-5877 prior to 3:00 PM (eastern time) to place your purchase request. Instructions as to the account number and amount to be invested must be communicated to the Transfer Agent. The Transfer Agent will then contact your bank via ACH with appropriate instructions. The purchase is normally credited to your account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days after receipt of the check.

   The Fund and the Transfer Agent reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through the ACH to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.


   Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B and Class C shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after the purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days after receipt of the check. Redemptions by Class B shareholders will be subject to the applicable deferred sales charge, if any.

   The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

   A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Fund has no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS
   Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemptions, of less than $200. Before the Fund redeems these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $200.

BY MAIL
   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Fund redeem the shares. See the Fund's current Prospectus for more information.

TELEPHONE REDEMPTION
   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Fund's current Prospectus for additional information.

REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

ACCOUNT REINSTATEMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinstatement of their investment at net asset value. See the Fund's current Prospectus for more information and conditions attached to the privilege.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")
   The Fund is treated as a separate entity for federal income tax purposes. The Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year the Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that the Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains.

   The Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects).

   The Code sets forth numerous criteria that must be satisfied in order for the Fund to qualify as a RIC. Among these requirements, the Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year the Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In addition to meeting the 90% test, in order to qualify as a RIC the Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. The Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   The Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). The Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that the Fund will so qualify and continue to maintain its status as a RIC. If the Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS
   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period. Ordinary distributions made by the Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. As a result of these limitations, it is not currently anticipated that certain distributions by the Fund will be qualifying dividend distributions. Distributions by the Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by the Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by the Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by the Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of the Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   The Fund may invest in certain debt securities that are originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   The Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

   Transactions in options on stock indexes are subject to the Code rules of section 1256. Pursuant to these rules, such options, whether sold by the Fund during a taxable year or held by the Fund at the close of its taxable year, will be treated as if sold for their market value. Generally, 60% of any net gain or loss recognized on the deemed sale, as well as 60% of the gain or loss with respect to any actual termination (including expiration), will be treated as long-term capital gain or loss and the remaining 40% will be treated as short-term capital gain or loss.

   The Fund may be subject to tax on dividend or interest income received from securities of non-U.S issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund may operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders tax benefits attributable to foreign income taxes paid by the Fund. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to (i) include in gross income, even though no actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use such share as foreign tax credit against U.S. income tax (but not both). No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. The Fund may meet the requirements to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes will not be affected by such "pass through" of foreign tax credits.

SALE OR EXCHANGE OF FUND SHARES
   Gain or loss will be recognized by a shareholder upon the sale of his shares in the Fund or upon an exchange of his shares in the Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION
   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION
   Pursuant to IRS Regulations, the Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Fund will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns.

FOREIGN SHAREHOLDERS
   Dividends paid by the Fund from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES
   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the Internal Revenue Service with respect to any of the tax matters discussed above.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.



                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN
   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                 THE DISTRIBUTOR


   Pursuant to an Underwriting Agreement with the Fund, Phoenix Equity Planning Corporation (the "Distributor"), an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. and an affiliate of PIC, serves as distributor for the Fund. The address of the Distributor is 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480. Robert S. Driessen, John F. Sharry and William R. Moyer, officers of the Fund, are officers of Equity Planning.

   The Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. During the fiscal years 2001, 2002 and 2003, purchasers of the Fund shares paid aggregate sales charges of $303,287, $249,471 and $154,266, respectively, of which the principal Distributor of the Fund received net commissions of $137,448, $81,203 and $67,911 respectively, for its services, the balance being paid to dealers. For the fiscal year ended April 30, 2003, the Distributor received net commissions of $13,316 for Class A Shares and deferred sales charges of $54,595 for Class B Shares and Class C Shares.
In addition to these amounts for fiscal year ended April 30, 2003, $9,032 was paid to WS Griffith Securities, Inc., an indirect subsidiary of PNX, for Class A Shares net selling commissions. The fees were used to compensate sales and services persons for selling shares of the Fund and for providing services to shareholders. In addition, the fees were used to compensate the Distributor for sales and promotional activities.


   The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Fund's Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

DEALER CONCESSIONS
   Dealers with whom the Distributor has entered into sales agreements received a discount or commission as set forth below:


           AMOUNT OF
          TRANSACTION           SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE         DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------------
Under $50,000                                5.75%                         6.10%                          5.25%
$50,000 but under $100,000                   4.75                          4.99                           4.25
$100,000 but under $250,000                  3.75                          3.90                           3.25
$250,000 but under $500,000                  2.75                          2.83                           2.25
$500,000 but under $1,000,000                2.00                          2.04                           1.75
$1,000,000 or more                           None                          None                           None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sales price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.


   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements;
(b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.


   From its own resources or pursuant to the Distribution Plans, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

ADMINISTRATIVE SERVICES

   Equity Planning also acts as financial agent of the Fund and as such performs administrative, bookkeeping and pricing functions for the Fund. For its services as financial agent, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, to the financial agent, plus (2) the documented cost to the financial agent to provide financial reporting and tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of all funds serviced by PFPC, at the following incremental annual rates.

          First $5 billion                                  0.065%
          $5  billion to $10 billion                        0.061%
          $10 billion to $15 billion                        0.055%
          $15 billion to $20 billion                        0.040%
          Greater than $20 billion                          0.030%

   Percentage rates are applied to the aggregate daily net asset value of all the Funds serviced by PFPC. Certain minimum fees may apply. Total fees paid by Equity Planning to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. As compensation for its services prior to January 1, 2003, the PFPC fee schedule used to determine a portion of PEPCO's fee was applied at the individual fund level at an annual rate equal to .085% of a fund's average daily net assets up to $200 million, which rate was reduced at higher levels of net assets.
For its services during the Fund's fiscal years ended April 30, 2001, 2002 and 2003, Equity Planning received $361,710, $338,159 and $311,498, respectively.

                               DISTRIBUTION PLANS

   The Fund has adopted a distribution plan for each class of shares (i.e., a plan for the Class A Shares, a plan for the Class B Shares, and a plan for the Class C Shares; collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the following rates: for Class B Shares at a rate of 0.75% per annum; for Class C Shares at a rate of 0.75% per annum.

   From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers as additional compensation with respect to Class C Shares 0.75% of the average annual net asset value of that class.

   In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

   On a quarterly basis, the Fund's Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Fund's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Trustees have concluded that there is a reasonable likelihood that each Plan will benefit the Fund and each affected class of shareholders.

   The Plans provide that they may not be amended to increase materially the costs which the Fund may bear pursuant to the Plans without approval of the shareholders of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the relevant class of the Fund.


   For the fiscal year ended April 30, 2003, the Fund paid Rule 12b-1 Fees in the amount of $1,457,921 of which the Distributor received $489,373, unaffiliated broker-dealers received $921,030 and WS Griffith Securities, Inc., an affiliate, received $47,518. The Rule 12b-1 payments for the fiscal year ended April 30, 2003 were used for (1) compensation of dealers, $2,658,941; (2) compensation to sales personnel, $374,577; (3) advertising, $115,292; (4) printing and mailing prospectuses to other than current shareholders, $22,604;
(5) service costs, $150,705 and (6) other costs, $47,124.


   No interested person of the Fund and no Trustee who is not an interested person of the Fund, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plan.

   The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution plan fees or amend the Plans.

                             MANAGEMENT OF THE TRUST

   The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware business trust law.

TRUSTEES AND OFFICERS
   Certain information about the Trustees and executive officers of the Trust is set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust.

                              INDEPENDENT TRUSTEES


                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                   FUND COMPLEX
                                       LENGTH OF     OVERSEEN             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, (AGE) AND ADDRESS              TIME SERVED    BY TRUSTEE              AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------             -----------    ----------              ---------------------------------------

*Robert Chesek (68)                  Served since        23      Currently retired.
                                     1993.

E. Virgil Conway (73)                Served since        33      Chairman, Rittenhouse Advisors, LLC (consulting firm) since
Rittenhouse Advisors, LLC            1988.                       2001. Trustee/Director, Pace University (1978-present),
101 Park Avenue                                                  Urstadt Biddle Property Corp. (1989-present), Greater New
New York, NY 10178                                               York Councils, Boy Scouts of America (1985-present), Josiah
                                                                 Macy, Jr., Foundation (1975-present), Realty Foundation of New
                                                                 York (1972-present), New York Housing Partnership Development
                                                                 Corp. (Chairman) (1981-present) and Academy of Political Science
                                                                 (Vice Chairman) (1985 to present). Chairman, Metropolitan
                                                                 Transportation Authority (1992-2001). Trustee/Director,
                                                                 Consolidated Edison Company of New York, Inc. (1970-2002),
                                                                 Atlantic Mutual Insurance Company (1974-2002), Centennial
                                                                 Insurance Company (1974-2002), Union Pacific Corp. (1978-2002),
                                                                 Blackrock Freddie Mac Mortgage Securities Fund (Advisory Director)
                                                                 (1990-2002), Accuhealth (1994-2002), Trism, Inc. (1994-2001) and
                                                                 The Harlem Youth Development Foundation (1998-2002).

Harry Dalzell-Payne (73)             Served since        33      Currently retired.
The Flat, Elmore Court               1983.
Elmore, GL05, GL2 3NT U.K.

**Francis E. Jeffries (72)           Served since        26      Director, The Empire District Electric Company
8477 Bay Colony Dr. #902             1995.                       (1984-present). Director (1989-1997), Chairman of the Board
Naples, FL 34108                                                 (1993-1997), Phoenix Investment Partners, Ltd.

Leroy Keith, Jr. (64)                Served since        23      Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.            1993.                       since 2001. Chairman (1995 to 2000) and Chief Executive
736 Market Street,                                               Officer (1995-1998), Carson Products Company (cosmetics).
Ste. 1430                                                        Director/Trustee, Evergreen Funds (6 portfolios).
Chattanooga, TN 37402

Geraldine M. McNamara (52)           Served since        33      Managing Director, U.S. Trust Company of New York (private
United States Trust Company of NY    2001.                       bank) (1982-present).
114 West 47th Street
New York, NY 10036

Everett L. Morris (74)               Served since        33      Vice President, W.H. Reaves and Company (investment
164 Laird Road                       1995.                       management) (1993-present).
Colts Neck, NJ 07722

Richard E. Segerson (57)             Served since        23      Managing Director, Northway Management Company
102 Valley Road                      1983.                       (1998-present). Managing Director, Mullin Associates
New Canaan, CT 06840                                             (1993-1998).



                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                   FUND COMPLEX
                                       LENGTH OF     OVERSEEN             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, (AGE) AND ADDRESS              TIME SERVED    BY TRUSTEE              AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------             -----------    ----------              ---------------------------------------

Lowell P. Weicker, Jr. (72)          Served since        23      Director, UST Inc. (1995-present), HPSC Inc. (1995-present),
200 Duke Street                      1995.                       Compuware (1996-present) and WWF, Inc. (2000-present).
Alexandria, VA 22314                                             President, The Trust for America's Health (non-profit)
                                                                 (2001-present). Director, Duty Free International, Inc.
                                                                 (1997-1998).

* Mr. Chesek was formerly a member of senior management of Phoenix Investment Counsel, Inc., the adviser, and, as such, is entitled to a pension based on his years of service and overall compensation. The amount of the total pension and the periodic payments he receives were calculated based on the standard retirement benefits available to management employees at the time of Mr. Chesek's retirement in 1994. Other than his services as a Trustee, Mr. Chesek does not provide and is not compensated for any ongoing services by the Trust, its adviser or distributor, or any of their affiliates.

** Mr. Jeffries was formerly a member of senior management of Duff & Phelps Corporation, predecessor to Phoenix Investment Partners, Ltd. ("PXP"), an affiliate of the adviser, and under the terms of his employment contract, PXP continued to pay through 2001 the annual premium on a life insurance policy(s) owned by Mr. Jeffries. PXP paid such premium in the amount of $22,989 in 2001.


                               INTERESTED TRUSTEES

    The individuals listed below are "interested persons" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.



                                                     NUMBER OF
                                                    PORTFOLIOS
                                                      IN FUND
NAME, (AGE), ADDRESS AND            LENGTH OF         COMPLEX           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
 POSITION(S) WITH TRUST            TIME SERVED        OVERSEEN                   OTHER DIRECTORSHIPS HELD BY TRUSTEE
 ----------------------            -----------        --------                   -----------------------------------

Marilyn E. LaMarche (69)           Served since          27      Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC            2002.                         (1983-present). Director, The Phoenix Companies, Inc.
30 Rockefeller Plaza, 59th Floor                                 (2001-present) and Phoenix Life Insurance Company
New York, NY 10020                                               (1989-present).



                                                     NUMBER OF
                                                    PORTFOLIOS
                                                      IN FUND
NAME, (AGE), ADDRESS AND            LENGTH OF         COMPLEX           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
 POSITION(S) WITH TRUST            TIME SERVED        OVERSEEN                   OTHER DIRECTORSHIPS HELD BY TRUSTEE
 ----------------------            -----------        --------                   -----------------------------------

**Philip R. McLoughlin(56)         Served since
  Chairman and President           1993.                 44      Consultant, The Phoenix Companies, Inc. (2002-present).
                                                                 Director, PXRE Corporation (Delaware) (1985-present), World
                                                                 Trust Fund (1991-present). Chairman (1997-2002), Director
                                                                 (1995-2002), Vice Chairman (1995-1997) and Chief Executive
                                                                 Officer (1995-2002), Phoenix Investment Partners, Ltd.
                                                                 Director, Executive Vice President and Chief Investment
                                                                 Officer, The Phoenix Companies, Inc. (2001-2002). Director
                                                                 (1994-2002) and Executive Vice President, Investments
                                                                 (1988-2002), Phoenix Life Insurance Company. Director
                                                                 (1983-2002) and Chairman (1995-2002), Phoenix Investment
                                                                 Counsel, Inc. Director (1984-2002) and President
                                                                 (1990-2000), Phoenix Equity Planning Corporation. Chairman
                                                                 and Chief Executive Officer, Phoenix/Zweig Advisers LLC
                                                                 (1999-2002). Director and President, Phoenix Investment
                                                                 Management Company (2001-2002). Director and Executive Vice
                                                                 President, Phoenix Life and Annuity Company (1996-2002).
                                                                 Director and Executive Vice President, PHL Variable
                                                                 Insurance Company (1995-2002). Director, Phoenix National
                                                                 Trust Company (1996-2002). Director and Vice President, PM
                                                                 Holdings, Inc. (1985-2002). Director, PHL Associates, Inc.
                                                                 (1995-2002). Director (1992-2002) and President
                                                                 (1992-1994), WS Griffith Securities, Inc.

***James M. Oates (56)             Served since          31      Chairman, Hudson Castle Group Inc. (formerly IBEX Capital
120 White Plains Road              1993.                         Markets Inc.) (financial services) (1997-present). Managing
Terrytown, NY 10591                                              Director, Wydown Group (consulting firm) (1994- present).
                                                                 Director, Investors Financial Service Corporation (1995-present),
                                                                 Investors Bank & Trust Corporation (1995-present), Plymouth Rubber
                                                                 Co. (1995-2003), Stifel Financial (1996-present), Connecticut
                                                                 River Bancorp (1998-present), Connecticut River Bank
                                                                 (1998-present) and Trust Company of New Hampshire (2002-present).
                                                                 Director and Treasurer, Endowment for Health, Inc. (2000-present).
                                                                 Chairman, Emerson Investment Management, Inc. (2000-present).
                                                                 Investment Committee, New Hampshire Charitable Foundation
                                                                 (2001-present). Vice Chairman, Massachusetts Housing Partnership
                                                                 (1994-1999). Director, Blue Cross and Blue Shield of New Hampshire
                                                                 (1994-1999), AIB Govett Funds (1991-2000), Command Systems, Inc.
                                                                 (1998-2000), Phoenix Investment Partners, Ltd. (1995-2001) and
                                                                 1Mind, Inc. (1999-2001).

* Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

** Mr. McLoughlin is an "interested person" by reason of his relationship with The Phoenix Companies, Inc., and its affiliates.

*** Mr. Oates is being treated as an Interested Trustee due to certain relationships existing among Mr. Oates, Hudson Castle Group Inc. and Phoenix and certain of its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES


                                 POSITION(S) HELD
                             WITH TRUST AND LENGTH OF                        PRINCIPAL OCCUPATION(S)
NAME, (AGE) AND ADDRESS            TIME SERVED                                  DURING PAST 5 YEARS
------------------------           -----------                                  -------------------


William R. Moyer (58)             Executive Vice      Executive Vice President and Chief Financial Officer (1999-present),
                                  President since     Senior Vice President and Chief Financial Officer (1995-1999), Phoenix
                                  1990.               Investment Partners, Ltd. Director (1998-present), Senior Vice
                                                      President, Finance (1990-present), Chief Financial Officer
                                                      (1996-present), and Treasurer (1998-present), Phoenix Equity Planning
                                                      Corporation. Director (1998-present), Senior Vice President
                                                      (1990-present), Chief Financial Officer (1996-present) and Treasurer
                                                      (1994-present), Phoenix Investment Counsel, Inc. Senior Vice President
                                                      and Chief Financial Officer, Duff & Phelps Investment Management Co.
                                                      (1996-present). Vice President, Phoenix Fund Complex (1990-present).


John F. Sharry (51)               Executive Vice      President, Private Client Group (1999-present), Executive Vice
                                  President since     President, Retail Division (1997-1999), Phoenix Investment Partners,
                                  1998.               Ltd. President, Private Client Group, Phoenix Equity Planning
                                                      Corporation (2000-present). Executive Vice President, Phoenix Fund
                                                      Complex (1998-present).

Robert S. Driessen (55)           Vice President      Vice President and Compliance Officer, Phoenix Investment Partners,
                                  since 1999.         Ltd. (1999-present). Vice President, Phoenix Fund Complex
                                                      1999-present). Compliance Officer (2000-present) and Associate
                                                      Compliance Officer (1999), PXP Securities Corp. Vice President
                                                      (1999-present) and Compliance Officer (1999-2003), Phoenix
                                                      Investment Counsel, Inc. Vice President, Risk Management Liaison,
                                                      Bank of America (1996-1999). Vice President, Securities
                                                      Compliance, The Prudential Insurance Company of America
                                                      (1993-1996). Branch Chief/Financial Analyst, Securities and
                                                      Exchange Commission, Division of Investment Management
                                                      (1972-1993).

Nancy G. Curtiss (50)             Treasurer since     Vice President, Fund Accounting (1994-present) and Treasurer
                                  1994.               (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                      Phoenix Fund Complex (1994-present).

Richard J. Wirth (44)             Secretary since     Vice President and Insurance and Investment Products Counsel
One American Row                  2002.               (2002-present), Counsel (1993-2002), Phoenix Life Insurance Company.
Hartford,    CT 06102                                 Secretary, Phoenix Fund complex (2002-present).



COMMITTEES OF THE BOARD
   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. They are:


   The Audit Committee. The Audit Committee's is responsible for overseeing the Funds' accounting and auditing policies and practices. The Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, James M. Oates, Richard E. Segerson and Lowell P. Weicker, Jr. The Committee met four times during the Trust's last fiscal year.

   The Executive Committee. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Its members are E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris and James M. Oates. The Committee met six times during the Trust's last fiscal year.


   The Nominating Committee. The Nominating Committee is responsible for nominating individuals to serve as trustees, including as Independent Trustees. The Nominating Committee is composed entirely of Independent Trustees; its members are

Robert Chesek, Harry Dalzell-Payne and Leroy Keith, Jr. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Committee met once during the Trust's last fiscal year.


COMPENSATION
   Trustees who are not interested persons of the Trust receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust and Trustees who are interested persons of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the Adviser. The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended April 30, 2003, the Trustees received the following compensation:



                                                                                   TOTAL COMPENSATION
                                                                                     FROM TRUST AND
                                                        AGGREGATE                     FUND COMPLEX
                                                      COMPENSATION                     (44 FUNDS)
       NAME                                            FROM TRUST                   PAID TO TRUSTEES
       ----                                            ----------                   ----------------


 Robert Chesek                                           $2,134                        $57,250
 E. Virgil Conway                                        $3,070                       $104,750
 Harry Dalzell-Payne                                     $2,543                        $91,000
 Francis E. Jeffries                                     $2,043                        $66,500
 Leroy Keith, Jr.                                        $2,134                        $57,250
 Marilyn E. LaMarche                                     $  543                        $12,500
 Philip R. McLoughlin                                    $    0                        $     0
 Geraldine M. McNamara                                   $2,452*                       $71,750
 Everett L. Morris                                       $2,452*                       $93,250
 James M. Oates                                          $3,070                        $82,750
 Richard E. Segerson                                     $2,661                        $71,000
 Lowell P.  Weicker,  Jr.                                $2,661                        $70,000

 ----------------------
* This compensation or a portion thereof, (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At June 30, 2003, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for those trustees who are participating or have participated in the Deferred Compensation Plan are as follows: Mr. Chesek, $280,372, Mr. Jeffries, $332,159, Ms. McNamara, $42,401, Mr. Morris, $219,488 and Mr. Segerson, $105,629, respectively. At present, by agreement among the Fund, Phoenix Investment Partners, Ltd. ("PXP") and the electing trustee, trustee fees that are deferred are paid by the Fund to PXP. The liability for the deferred compensation obligation appears only as a liability of PXP, and not of the Fund. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.


TRUSTEE OWNERSHIP OF SECURITIES

Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2002:


                                                                          AGGREGATE DOLLAR RANGE OF TRUSTEE
                                                                           OWNERSHIP IN ALL FUNDS OVERSEEN
                                            DOLLAR RANGE OF EQUITY             BY TRUSTEE IN FAMILY OF
          NAME OF TRUSTEE                   SECURITIES IN THE FUND               INVESTMENT COMPANIES
          ---------------                   ----------------------               --------------------

Robert Chesek                                        None                                None
E. Virgil Conway                                     None                             $1-$10,000
Harry Dalzell-Payne                                  None                                None
Francis E. Jeffries                                  None                             Over $100,000
Leroy Keith, Jr.                                     None                                None
Marilyn E. LaMarche                                  None                                None
Philip R. McLoughlin                                 None                           Over $100,000
Geraldine M. McNamara                                None                                None
Everett L. Morris                                    None                           Over $100,000
James M. Oates                                   $50,001-$100,000                   Over $100,000
Richard E. Segerson                                  None                                None
Lowell P. Weicker, Jr.                               None                                None

   At August 6, 2003, the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Fund.

PRINCIPAL SHAREHOLDERS

   The following table set forth information as of August 6, 2003 with respect to each person who owns of record, or is known by the Fund to own of record, or beneficially own 5% or more of any Class of the Fund's equity securities.



                                                                                 PERCENTAGE
NAME OF SHAREHOLDER                                          CLASS              OF THE CLASS      NUMBER OF SHARES
-------------------                                          -----              ------------      ----------------


Phoenix Equity Planning Corporation                          Class C             6.41%            12,074.796
Attn: Corp. Acctng. Dept.
C/O Gene Charon, Controller
56 Prospect Street, 1CP8
Hartford, CT 06103-2818

State Street Bank & Trust Co.                                Class C             8.63%            16,242.496
Custody for the IRA of
Robert S. McClure
2238 Camino Brazos
Pleasanton, CA 94566-5813

MLPF&S for the Sole                                          Class B             5.46%            206,689.101
Benefit of its  Customers                                    Class C             5.33%            10,037.248
Attn:  Fund Administration
4800 Deer Lake Dr. E, 3rd Fl.
Jacksonville, FL  32246-6484

NFSC FEBO #WRR-001015                                        Class C             7.33%            13,795.983
NFS/FMTC IRA
FBO Beverly A. Berry
7295 SW Chapel Court
Portland, OR 97223-4504


                             ADDITIONAL INFORMATION

CAPITAL STOCK
   The Fund was originally organized under Massachusetts law in 1986 as a business trust. On August 29, 1986, the Fund purchased all of the assets and assumed all of the liabilities of the Total Income Series of National Securities Funds. National Securities Funds, as such, had been in existence since 1940. The Fund is continuing the business of the Total Income Series. On December 15, 1989, the Fund purchased all of the assets and assumed all of the liabilities of the National Premium Income Fund. On June 30, 1993, the Trustees voted to change the name of the Fund to "Phoenix Income and Growth Fund" to reflect the purchase of the former adviser by Phoenix Life Insurance Company and the affiliation with the other Phoenix Funds. On August 25, 1999, the Trustees voted to change the name of the fund to "Phoenix-Oakhurst Income & Growth Fund." The Fund was reorganized as a Delaware business trust in August 2000.

   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in one Fund which has different classes. Holders of shares of the Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to the Fund. Shareholders vote on the election of Trustees. On matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of the Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to the Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of the Fund or class. The underlying assets of the Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

FINANCIAL STATEMENTS

   The Financial Statements for the Fund's fiscal year ended April 30, 2003, appearing in the Fund's 2003 Annual Report to Shareholders, are incorporated herein by reference.


REPORTS TO SHAREHOLDERS

   The fiscal year of the Fund ends on April 30th. The Fund will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the Fund's independent auditors, will be sent to shareholders each year, and is available without charge upon request.

INDEPENDENT AUDITORS
   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, has been selected independent auditors for the Fund. PricewaterhouseCoopers LLP audits the Fund's annual financial statements and expresses an opinion thereon.


CUSTODIAN AND TRANSFER AGENT
   State Street Bank and Trust Company ("State Street"), P.O. Box 351, Boston, MA 02101, serves as custodian of the Fund's assets.


   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning, located at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, acts as Transfer Agent for the Fund (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $17.95 for each designated shareholder account plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Funds or Transfer Agent. receive. Fees paid by the Funds, in addition to the fee paid to Equity Planning, will be reviewed and approved by the Board of Trustees.

                                    APPENDIX

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS
   AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB-B-CCC-CC-Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D-Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S INVESTORS SERVICE, INC.
   Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa-Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protective nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Note: Those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 and Baa1.

   Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B-Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

PHOENIX-OAKHURST INCOME & GROWTH FUND

                          INVESTMENTS AT APRIL 30, 2003

                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                           (Unaudited)  (000)       VALUE
                                           ----------- -------  ------------
U.S. GOVERNMENT SECURITIES--1.2%

U.S. TREASURY NOTES--1.2%
U.S. Treasury Notes 4%, 11/15/12 ............   AAA    $ 4,770  $  4,830,927
- ----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $4,744,167)                                       4,830,927
- ----------------------------------------------------------------------------


AGENCY MORTGAGE-BACKED SECURITIES--3.1%

Fannie Mae 5.50%, 8/1/17 ....................   AAA      2,821     2,936,877
Fannie Mae 6%, 11/1/31 ......................   AAA      2,301     2,397,939
GNMA 6.50%, '23-'24 .........................   AAA      7,062     7,471,558

- ----------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $12,169,747)                                     12,806,374
- ----------------------------------------------------------------------------

AGENCY NON MORTGAGE-BACKED
SECURITIES--0.5%

Fannie Mae 3.25%, 1/15/08 ...................   AAA      2,000     2,026,090

- ----------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $2,035,265)                                       2,026,090
- ----------------------------------------------------------------------------

MUNICIPAL BONDS--5.7%

CALIFORNIA--1.2%
Long Beach Pension Obligation Taxable
Unrefunded 6.87%, 9/1/06 ....................   AAA        675       764,525

Pasadena Pension Funding Revenue
Taxable Series A 7.15%, 5/15/11 .............   AAA      1,000     1,187,740

San Bernardino County Pension Obligation
Revenue Taxable 6.87%, 8/1/08 ...............   AAA      1,335     1,538,307

                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                           (Unaudited)  (000)       VALUE
                                           ----------- -------  ------------
CALIFORNIA--CONTINUED
Ventura County Pension Obligation
Revenue Taxable 6.54%, 11/1/05 ..............   AAA    $ 1,325  $  1,465,225
                                                                ------------
                                                                   4,955,797
                                                                ------------
FLORIDA--0.7%
Tampa Solid Waste System Revenue
Taxable Series A 6.23%, 10/1/05 .............   AAA      2,820     3,006,036

ILLINOIS--0.7%
Chicago Water Revenue 5%, 11/1/31 ...........   AAA      3,000     3,046,020

OREGON--0.8%
Multnomah County Pension Obligation
Revenue Taxable 7.20%, 6/1/10 ...............  Aaa(c)    2,590     3,049,388

PENNSYLVANIA--2.0%
Philadelphia Authority for Industrial
Development Pension Funding Retirement
Systems Revenue Taxable Series A
5.69%, 4/15/07 ..............................   AAA      3,000     3,282,840

Pittsburgh Pension Obligation Taxable
Series C 6.50%, 3/1/17 ......................   AAA      4,250     4,869,735
                                                                ------------
                                                                   8,152,575
                                                                ------------
TEXAS--0.3%
Dallas-Fort Worth International Airport
Revenue Taxable 6.40%, 11/1/07 ..............   AAA      1,200     1,356,372

- ----------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $21,154,210)                                     23,566,188
- ----------------------------------------------------------------------------

                        See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND

                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                           (Unaudited)  (000)       VALUE
                                           ----------- -------  ------------
ASSET-BACKED SECURITIES--2.8%

American Business Financial Services
02-2, A3 4.76%, 6/15/21 .....................   AAA    $ 1,000  $  1,028,348

Americredit Automobile Receivables Trust
02-1, E 8.40%, 8/6/09 .......................    BB        295       251,171

Associates Manufactured Housing Pass
Through 97-2, A6 7.075%, 3/15/28 ............   AAA      1,327     1,429,076

Capital Auto Receivables Asset Trust
02-3, A2A 3.05%, 9/15/05 ....................   AAA      2,000     2,049,600

Discover Card Master Trust I 98-6, A
5.85%, 1/17/06 ..............................   AAA      1,250     1,261,802

WFS Financial Owner Trust 00-C, A3
7.07%, 2/20/05 ..............................   AAA        864       867,938

WFS Financial Owner Trust 03-1, A4
2.74%, 9/20/10 ..............................   AAA      1,000     1,009,362

Whole Auto Loan Trust 02-1, B
2.91%, 4/15/09 ..............................    A       1,000     1,011,563

World Omni Auto Receivables Trust
02-A, A4 4.05%, 7/15/09 .....................   AAA      2,500     2,620,016

- ----------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $11,287,122)                                     11,528,876
- ----------------------------------------------------------------------------

CORPORATE BONDS--12.7%

AGRICULTURAL PRODUCTS--0.3%
Corn Products International, Inc.
8.25%, 7/15/07 ..............................   BBB-     1,000     1,060,000

AIRLINES--0.4%
Northwest Airlines, Inc. 00-1 8.072%,
10/1/19 .....................................   AAA        485       509,642

US Airways, Inc. Pass-Through Trust 98-1
6.85%, 1/30/18 ..............................    A       1,333     1,122,137
                                                                ------------
                                                                   1,631,779
                                                                ------------
AUTO PARTS & EQUIPMENT--0.3%
Lear Corp. Series B 7.96%, 5/15/05 ..........   BB+      1,000     1,075,000

AUTOMOBILE MANUFACTURERS--0.2%
DaimlerChrysler NA Holding Corp.
4.75%, 1/15/08 ..............................   BBB+     1,000     1,033,055

BANKS--0.9%
Golden West Financial Corp. 4.125%,
8/15/07 .....................................    A+      1,000     1,041,442

                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                           (Unaudited)  (000)       VALUE
                                           ----------- -------  ------------
BANKS--CONTINUED
Sovereign Bank 5.125%, 3/15/13 ..............   BBB-   $ 1,000  $    997,500
U.S. Bank NA 6.30%, 7/15/08 .................    A       1,500     1,702,479
                                                                ------------
                                                                   3,741,421
                                                                ------------
BROADCASTING & CABLE TV--0.7%
Clear Channel Communications, Inc.
6%, 11/1/06 .................................   BBB-     1,000     1,084,960

Cox Communications, Inc. 7.75%,
8/15/06 .....................................   BBB        500       569,049

Cox Communications, Inc. 7.125%,
10/1/12 .....................................   BBB      1,000     1,167,660
                                                                ------------
                                                                   2,821,669
                                                                ------------
CASINOS & GAMING--0.1%
MGM Mirage, Inc. 9.75%, 6/1/07 ..............   BB+        550       611,875

COMPUTER HARDWARE--0.2%
Hewlett-Packard Co. 3.625%, 3/15/08 .........    A-      1,000     1,001,514

CONSUMER FINANCE--1.8%
Ford Motor Credit Co. 6.50%, 1/25/07 ........   BBB      1,500     1,533,289
Ford Motor Credit Co. 7.25%, 10/25/11 .......   BBB      1,000     1,002,502

General Electric Capital Corp. Series MTNA
6%, 6/15/12 .................................   AAA      1,500     1,655,205

General Motors Acceptance Corp. 6.875%,
8/28/12 .....................................   BBB      1,000     1,016,937

Household Finance Corp. 4.625%,
1/15/08 .....................................    A       1,000     1,043,503

Household Finance Corp. 6.75%, 5/15/11 ......    A       1,000     1,126,771
                                                                ------------
                                                                   7,378,207
                                                                ------------
DISTILLERS & VINTNERS--0.2%
Brown-Forman Corp. 144A 3%, 3/15/08(b) ......    A       1,000       988,372

DIVERSIFIED COMMERCIAL SERVICES--0.1%
International Lease Finance Corp. 5.625%,
6/1/07 ......................................   AA-        500       523,383

DIVERSIFIED FINANCIAL SERVICES--1.9%
Goldman Sachs Group, Inc. 7.625%,
8/17/05 .....................................    A+        500       559,726

Janus Capital Group, Inc. 7.75%, 6/15/09 ....   BBB+     1,250     1,429,200
John Deere Capital Corp. 3.90%, 1/15/08 .....    A-      1,000     1,020,502

Lehman Brothers Holdings, Inc. 6.25%,
5/15/06 .....................................    A         500       554,227


                        See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND


                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                           (Unaudited)  (000)       VALUE
                                           ----------- -------  ------------
DIVERSIFIED FINANCIAL SERVICES--CONTINUED
Lehman Brothers Holdings, Inc. 4%,
1/22/08 .....................................    A     $   500  $    510,696

Pemex Project Funding Master Trust
7.875%, 2/1/09 ..............................   BBB-     1,500     1,718,438

TIAA Global Markets 144A 3.875%,
1/22/08(b) ..................................   AAA      2,000     2,049,162
                                                                ------------
                                                                   7,841,951
                                                                ------------
DIVERSIFIED METALS & MINING--0.4%
Freeport - McMoRan Copper & Gold, Inc.
144A 10.125%, 2/1/10(b) .....................    B-      1,500     1,627,500

ENVIRONMENTAL SERVICES--0.2%
Allied Waste North America Series B
7.375%, 1/1/04 ..............................   BB-        500       515,000

Allied Waste North America Series B
7.875%, 1/1/09 ..............................   BB-        500       518,750
                                                                ------------
                                                                   1,033,750
                                                                ------------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.1%
IMC Global, Inc. 7.625%, 11/1/05 ............    B+        400       410,000

GAS UTILITIES--0.3%
Amerigas Partners LP/Amerigas Eagle
Finance Corp. Series B 8.875%, 5/20/11 ......   BB-      1,000     1,085,000

HEALTH CARE DISTRIBUTORS & SERVICES--0.4%
AmerisourceBergen Corp. 8.125%, 9/1/08 ......   BB-      1,695     1,856,025

HEALTH CARE FACILITIES--0.8%
HCA, Inc. 6.30%, 10/1/12 ....................   BBB-     1,165     1,201,582
Manor Care, Inc. 8%, 3/1/08 .................   BBB        500       542,500
Tenet Healthcare Corp. 7.375%, 2/1/13 .......   BBB-     1,500     1,481,250
                                                                ------------
                                                                   3,225,332
                                                                ------------
HOMEBUILDING--0.6%
Lennar Corp. 7.625%, 3/1/09 .................   BBB-     1,250     1,451,901
Ryland Group, Inc. (The) 8%, 8/15/06 ........   BB+        970     1,040,325
                                                                ------------
                                                                   2,492,226
                                                                ------------
INTEGRATED OIL & GAS--0.3%
ChevronTexaco Capital Co. 3.375%,
2/15/08 .....................................    AA        500       507,422

Conoco Funding Co. 5.45%, 10/15/06 ..........    A-        500       545,551
                                                                ------------
                                                                   1,052,973
                                                                ------------

                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                           (Unaudited)  (000)       VALUE
                                           ----------- -------  ------------
INTEGRATED TELECOMMUNICATION SERVICES--0.6%
Sprint Capital Corp. 7.90%, 3/15/05 .........   BBB-   $ 1,000  $  1,060,000

Verizon Global Funding Corp. 4%,
1/15/08 .....................................    A+      1,250     1,278,531
                                                                ------------
                                                                   2,338,531
                                                                ------------
OIL & GAS EXPLORATION & PRODUCTION--0.1%
Chesapeake Energy Corp. 8.375%,
11/1/08 .....................................    B+        500       540,000

PACKAGED FOODS & MEATS--0.2%
Campbell Soup Co. 5%, 12/3/12 ...............    A       1,000     1,031,450

PAPER PRODUCTS--0.2%
International Paper Co. 144A 3.80%,
4/1/08(b) ...................................   BBB      1,000     1,004,849

RAILROADS--0.3%
Union Pacific Corp. 6.50%, 4/15/12 ..........   BBB      1,000     1,134,440

SOFT DRINKS--0.1%
Coca-Cola Enterprises, Inc. 4.375%,
9/15/09 .....................................    A         500       521,908

SPECIALTY STORES--0.3%
United Rentals, Inc. Series B 10.75%,
4/15/08 .....................................   BB-      1,000     1,085,000

STEEL--0.2%
Oregon Steel Mills, Inc. 10%, 7/15/09 .......    B+        700       668,500

WIRELESS TELECOMMUNICATION SERVICES--0.5%
AT&T Wireless Services, Inc. 7.35%,
3/1/06 ......................................   BBB        750       835,523

AT&T Wireless Services, Inc. 7.50%,
5/1/07 ......................................   BBB      1,000     1,128,331
                                                                ------------
                                                                   1,963,854
                                                                ------------

- ----------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $49,672,962)                                     52,779,564
- ----------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--5.4%

DLJ Commercial Mortgage Corp. 98-CF2,
A1B 6.24%, 11/12/31 .........................  Aaa(c)    2,800     3,121,395

DLJ Mortgage Acceptance Corp. 96-CF1,
A1B 7.58%, 3/13/28 ..........................   AAA      2,136     2,167,285

GMAC Commercial Mortgage Securities,
Inc. 97-C2, A3 6.566%, 4/15/29 ..............  Aaa(c)    1,500     1,674,988

                        See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND

                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                           (Unaudited)  (000)       VALUE
                                           ----------- -------  ------------
JP Morgan Chase Commercial Mortgage
Securities Corp. 01-CIBC, A3 6.26%,
3/15/33 .....................................   AAA    $ 1,500  $  1,684,290

Lehman Brothers Commercial Conduit
Mortgage Trust 99-C2, A2 7.325%,
10/15/32 ....................................  Aaa(c)    2,000     2,326,851

Nationslink Funding Corp. 96-1, B
7.69%, 12/20/05 .............................   AAA        659       662,757

Norwest Asset Securities Corp. 99-13, B1
6.75%, 5/25/29 ..............................  AA+(c)    8,775     9,018,532

Securitized Asset Sales, Inc. 93-J, 2B
6.659%, 11/28/23(d) .........................  AAA(c)    1,966     1,990,413

- ----------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $21,478,385)                                     22,646,511
- ----------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--12.7%

AUSTRIA--0.6%
Republic of Austria Series EMTN 5.50%,
10/20/07 ....................................   AAA      2,000(f)  2,445,203

BRAZIL--0.6%
Federal Republic of Brazil C Bond 8%,
4/15/14 .....................................    B+      1,847     1,629,502

Federal Republic of Brazil DCB-L 2.188%,
4/15/12(d) ..................................    B+      1,000       744,062
                                                                ------------
                                                                   2,373,564
                                                                ------------
BULGARIA--0.2%
Republic of Bulgaria 144A 8.25%,
1/15/15(b) ..................................    BB        580       653,950

Republic of Bulgaria RegS 8.25%,
1/15/15 .....................................    BB        170       191,675
                                                                ------------
                                                                     845,625
                                                                ------------
CHILE--0.7%
Republic of Chile 7.125%, 1/11/12 ...........    A-        650       738,140
Republic of Chile 5.50%, 1/15/13 ............    A-      2,000     2,047,500
                                                                ------------
                                                                   2,785,640
                                                                ------------
COLOMBIA--1.0%
Republic of Colombia 9.75%, 4/9/11 ..........   BB+        868       970,174
Republic of Colombia 10%, 1/23/12 ...........    BB      2,000     2,207,000
Republic of Colombia 11.75%, 2/25/20 ........    BB      1,000     1,212,500
                                                                ------------
                                                                   4,389,674
                                                                ------------
COSTA RICA--0.8%
Republic of Costa Rica 144A 9.335%,
5/15/09(b) ..................................    BB      3,185     3,551,275

                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                           (Unaudited)  (000)       VALUE
                                           ----------- -------  ------------
COSTA RICA--CONTINUED
Republic of Costa Rica 144A 9.995%,
8/1/20(b) ...................................    BB    $ 1,000  $  1,137,500
                                                                ------------
                                                                   4,688,775
                                                                ------------

CROATIA--0.4%
Croatia 6.25%, 2/11/09 ......................   BBB-       500       607,116

EL SALVADOR--0.4%
Republic of El Salvador 144A 9.50%,
8/15/06(b) ..................................   BB+      1,350     1,552,500

MEXICO--3.1%
United Mexican States 7.50%, 1/14/12 ........   BBB-     3,500     3,951,500
United Mexican States 6.625%, 3/3/15 ........   BBB-     1,000     1,045,000
United Mexican States 8.125%, 12/30/19 ......   BBB-     7,000     7,899,500
                                                                ------------
                                                                  12,896,000
                                                                ------------
NORWAY--0.5%
Norwegian T-Bill Series NS76 0%,
6/18/03 .....................................   AAA     14,000(g)  1,988,233

PANAMA--0.4%
Republic of Panama 8.25%, 4/22/08 ...........    BB      1,500     1,623,750

PERU--0.1%
Republic of Peru 9.875%, 2/6/15 .............   BB-        500       562,500

PHILIPPINES--1.0%
Republic of the Philippines 9.375%,
1/18/17 .....................................   BB+        750       798,750

Republic of the Philippines 9.875%,
1/15/19 .....................................   BB+      1,000     1,042,500

Republic of the Philippines 10.625%,
3/16/25 .....................................   BB+      2,000     2,165,000
                                                                ------------
                                                                   4,006,250
                                                                ------------
RUSSIA--2.2%
Russian Federation 144A 8.25%,
3/31/10(b) ..................................    BB      1,500     1,700,625

Russian Federation RegS 5%, 3/31/30(d) ......    BB      7,000     6,330,625

Russian Ministry of Finance Series IV
3%, 5/14/03 .................................    BB        500       500,100

Russian Ministry of Finance Series VI
3%, 5/14/06 .................................    BB        500       477,810
                                                                ------------
                                                                   9,009,160
                                                                ------------
SOUTH AFRICA--0.4%
Republic of South Africa 7.375%, 4/25/12 ....   BBB-     1,500     1,695,900

                        See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND

                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                           (Unaudited)  (000)       VALUE
                                           ----------- -------  ------------
VENEZUELA--0.3%
Republic of Venezuela DCB Series DL
2.313%, 12/18/07(d) .........................   CCC+   $ 1,667  $  1,257,292
                                                                ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $47,365,386)                                     52,727,182
                                                                ------------
FOREIGN CORPORATE BONDS--3.4%

CANADA--0.7%
Bowater Canada Finance 7.95%, 11/15/11 ......   BB+      1,000     1,049,870
Methanex Corp. 7.75%, 8/15/05 ...............   BBB-     1,800     1,867,500
                                                                ------------
                                                                   2,917,370
                                                                ------------
CAYMAN ISLANDS--0.4%
Triton Energy Ltd. 8.875%, 10/1/07 ..........   BBB      1,450     1,628,625

CHILE--0.4%
Petropower I Funding Trust 144A 7.36%,
2/15/14(b) ..................................   BBB      1,877     1,661,214

MEXICO--0.4%
Petroleos Mexicanos 6.50%, 2/1/05 ...........   BBB-     1,500     1,599,000

NETHERLANDS--0.4%
Deutsche Telekom International Finance
BV 8.50%, 6/15/10(d) ........................   BBB+     1,450     1,747,758

SOUTH KOREA--0.6%
Korea Development Bank 4.25%,
11/13/07 ....................................    A-        500       504,502

Korea Development Bank 5.50%,
11/13/12 ....................................    A-      2,000     2,059,726
                                                                ------------
                                                                   2,564,228
                                                                ------------
SWEDEN--0.2%
Nordea Bank Sweden AB 144A 5.25%,
11/30/12(b) .................................    A       1,000     1,036,570

TUNISIA--0.3%
Banque Centrale de Tunisie 7.375%,
4/25/12 .....................................   BBB      1,000     1,117,500

- ----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $13,853,699)                                     14,272,265
- ----------------------------------------------------------------------------

LOAN AGREEMENTS--0.3%

FOREIGN GOVERNMENT GUARANTEED--0.3%
Republic of Algeria 2.188%, 3/4/10(d)(h) ....   B(c)     1,500     1,410,000

- ----------------------------------------------------------------------------
TOTAL LOAN AGREEMENTS
(IDENTIFIED COST $1,401,755)                                       1,410,000
- ----------------------------------------------------------------------------

                                                        SHARES      VALUE
                                                       -------  ------------
COMMON STOCKS--49.2%

AEROSPACE & DEFENSE--1.2%
Boeing Co. (The) ............................           38,900  $  1,061,192
Honeywell International, Inc. ...............           28,200       665,520
Lockheed Martin Corp. .......................           15,400       770,770
Raytheon Co. ................................           36,000     1,077,480
United Technologies Corp. ...................           25,200     1,557,612
                                                                ------------
                                                                   5,132,574
                                                                ------------
AGRICULTURAL PRODUCTS--0.1%
Fresh Del Monte Produce, Inc. ...............           28,700       559,076

APPAREL RETAIL--0.1%
Abercrombie & Fitch Co. Class A(e) ..........            8,900       292,632

APPAREL, ACCESSORIES & LUXURY GOODS--0.5%
Jones Apparel Group, Inc.(e) ................           24,400       695,888
Liz Claiborne, Inc. .........................           22,000       715,660
V. F. Corp. .................................           20,900       822,206
                                                                ------------
                                                                   2,233,754
                                                                ------------
APPLICATION SOFTWARE--0.2%
Intuit, Inc.(e) .............................           11,300       438,214
PeopleSoft, Inc.(e) .........................           24,300       365,229
                                                                ------------
                                                                     803,443
                                                                ------------
AUTO PARTS & EQUIPMENT--0.3%
Dana Corp. ..................................           56,200       522,098
Johnson Controls, Inc. ......................            7,100       583,904
Lear Corp.(e) ...............................            5,400       214,596
                                                                ------------
                                                                   1,320,598
                                                                ------------
AUTOMOBILE MANUFACTURERS--0.2%
Ford Motor Co. ..............................           30,800       317,240
General Motors Corp. ........................           15,800       569,590
                                                                ------------
                                                                     886,830
                                                                ------------
BANKS--4.4%
Bank of America Corp. .......................           71,800     5,316,790
Bank One Corp. ..............................           34,700     1,250,935
First Tennessee National Corp. ..............           33,500     1,467,300
FleetBoston Financial Corp. .................           32,400       859,248
Hibernia Corp. Class A ......................           28,300       512,796
U.S. Bancorp ................................          159,300     3,528,495
Union Planters Corp. ........................           27,700       790,558
UnionBanCal Corp. ...........................           22,300       900,920
Wachovia Corp. ..............................           70,700     2,701,447
Wells Fargo & Co. ...........................           18,200       878,332
                                                                ------------
                                                                  18,206,821
                                                                ------------

                        See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND

                                                        SHARES      VALUE
                                                       -------  ------------
BROADCASTING & CABLE TV--0.3%
Clear Channel Communications, Inc.(e) .......            5,700  $    222,927
Hearst-Argyle Television, Inc.(e) ...........           26,300       633,567
PanAmSat Corp.(e) ...........................           16,400       283,720
                                                                ------------
                                                                   1,140,214
                                                                ------------
BUILDING PRODUCTS--0.1%
Lennox International, Inc. ..................           26,700       396,762

CASINOS & GAMING--0.1%
GTECH Holdings Corp.(e) .....................           11,400       383,838

COMPUTER HARDWARE--1.9%
Dell Computer Corp.(e) ......................           69,800     2,017,918
Hewlett-Packard Co. .........................          121,000     1,972,300
International Business Machines Corp. .......           43,600     3,701,640
                                                                ------------
                                                                   7,691,858
                                                                ------------
COMPUTER STORAGE & PERIPHERALS--0.4%
EMC Corp.(e) ................................           65,900       599,031
Lexmark International, Inc.(e) ..............            5,400       402,354
Maxtor Corp.(e) .............................           70,500       387,750
Storage Technology Corp.(e) .................           14,600       360,912
                                                                ------------
                                                                   1,750,047
                                                                ------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.3%
Deere & Co. .................................           11,800       519,554
PACCAR, Inc. ................................           12,300       718,443
                                                                ------------
                                                                   1,237,997
                                                                ------------
CONSUMER FINANCE--0.4%
MBNA Corp. ..................................           85,600     1,617,840

DATA PROCESSING SERVICES--0.1%
First Data Corp. ............................            8,900       349,147

DEPARTMENT STORES--0.4%
Federated Department Stores, Inc.(e) ........           24,900       762,438
Penney (J.C.) Co., Inc. .....................           60,300     1,028,718
                                                                ------------
                                                                   1,791,156
                                                                ------------
DIVERSIFIED COMMERCIAL SERVICES--0.5%
Block (H&R), Inc. ...........................           34,900     1,347,838
Servicemaster Co. (The) .....................           25,500       230,775
Viad Corp. ..................................           20,800       418,288
                                                                ------------
                                                                   1,996,901
                                                                ------------

                                                        SHARES      VALUE
                                                       -------  ------------
DIVERSIFIED FINANCIAL SERVICES--4.0%
American Express Co. ........................           50,700  $  1,919,502
Bear Stearns Cos., Inc. (The) ...............            6,300       421,092
Citigroup, Inc. .............................          125,100     4,910,175
Fannie Mae ..................................           25,800     1,867,662
Freddie Mac .................................           12,400       717,960
Goldman Sachs Group, Inc. (The) .............            2,800       212,520
J.P. Morgan Chase & Co. .....................           83,800     2,459,530
Merrill Lynch & Co., Inc. ...................           49,100     2,015,555
Morgan Stanley ..............................           44,900     2,009,275
Principal Financial Group, Inc. .............            8,200       238,620
                                                                ------------
                                                                  16,771,891
                                                                ------------
ELECTRIC UTILITIES--1.6%
American Electric Power Co., Inc. ...........           35,200       928,576
Edison International(e) .....................           26,300       383,717
Entergy Corp. ...............................           36,000     1,677,960
Exelon Corp. ................................           31,000     1,644,240
Great Plains Energy, Inc. ...................           46,000     1,203,820
PPL Corp. ...................................           23,000       832,600
                                                                ------------
                                                                   6,670,913
                                                                ------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.1%
Rockwell Automation, Inc. ...................            9,300       212,040

ELECTRONIC EQUIPMENT & INSTRUMENTS--0.3%
Avnet, Inc.(e) ..............................           37,700       480,675
PerkinElmer, Inc. ...........................           27,000       267,840
Thermo Electron Corp.(e) ....................           27,800       505,126
                                                                ------------
                                                                   1,253,641
                                                                ------------
FOOD RETAIL--0.2%
Albertson's, Inc. ...........................           11,900       236,334
Winn-Dixie Stores, Inc. .....................           33,000       413,490
                                                                ------------
                                                                     649,824
                                                                ------------
GAS UTILITIES--0.5%
AGL Resources, Inc. .........................           10,000       257,300
Nicor, Inc. .................................            7,200       216,432
NiSource, Inc. ..............................           85,800     1,621,620
                                                                ------------
                                                                   2,095,352
                                                                ------------
GENERAL MERCHANDISE STORES--0.7%
Wal-Mart Stores, Inc. .......................           50,000     2,816,000

HEALTH CARE DISTRIBUTORS & SERVICES--0.4%
AmerisourceBergen Corp. .....................            8,500       491,725
Cardinal Health, Inc. .......................           10,200       563,856
McKesson Corp. ..............................           14,300       396,682
                                                                ------------
                                                                   1,452,263
                                                                ------------

                        See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND

                                                        SHARES      VALUE
                                                       -------  ------------
HEALTH CARE EQUIPMENT--0.8%
Bard (C.R.), Inc. ...........................            8,900  $    564,082
Guidant Corp.(e) ............................           32,000     1,247,680
St. Jude Medical, Inc.(e) ...................           27,000     1,416,420
                                                                ------------
                                                                   3,228,182
                                                                ------------
HEALTH CARE SUPPLIES--0.1%
Bausch & Lomb, Inc. .........................           14,800       520,368

HOME IMPROVEMENT RETAIL--0.5%
Home Depot, Inc. (The) ......................           16,700       469,771
Lowe's Cos., Inc. ...........................           17,000       746,130
Sherwin-Williams Co. (The) ..................           32,700       911,676
                                                                ------------
                                                                   2,127,577
                                                                ------------
HOUSEHOLD APPLIANCES--0.2%
Black & Decker Corp. ........................           18,300       754,875

HOUSEHOLD PRODUCTS--2.2%
Clorox Co. ..................................           41,200     1,863,064
Dial Corp. (The) ............................           23,300       485,339
Energizer Holdings, Inc.(e) .................           21,300       613,866
Procter & Gamble Co. ........................           68,100     6,118,785
                                                                ------------
                                                                   9,081,054
                                                                ------------
HOUSEWARES & SPECIALTIES--0.2%
Fortune Brands, Inc. ........................           18,700       905,080

INDUSTRIAL CONGLOMERATES--1.7%
3M Co. ......................................            9,500     1,197,380
General Electric Co. ........................          181,300     5,339,285
Tyco International Ltd. .....................           25,900       404,040
                                                                ------------
                                                                   6,940,705
                                                                ------------
INDUSTRIAL MACHINERY--1.2%
Briggs & Stratton Corp. .....................           26,300     1,187,182
Eaton Corp. .................................           25,800     2,117,406
Ingersoll-Rand Co. Class A ..................           39,600     1,745,568
                                                                ------------
                                                                   5,050,156
                                                                ------------
INTEGRATED OIL & GAS--2.4%
Amerada Hess Corp. ..........................           21,300       961,695
Exxon Mobil Corp. ...........................          182,600     6,427,520
Occidental Petroleum Corp. ..................           91,200     2,722,320
                                                                ------------
                                                                  10,111,535
                                                                ------------
INTEGRATED TELECOMMUNICATION SERVICES--2.4%
ALLTEL Corp. ................................           14,900       698,214
BellSouth Corp. .............................           75,500     1,924,495
Commonwealth Telephone Enterprises, Inc.(e) .           17,200       683,700
SBC Communications, Inc. ....................           70,300     1,642,208

                                                        SHARES      VALUE
                                                       -------  ------------
INTEGRATED TELECOMMUNICATION SERVICES--CONTINUED
Sprint Corp. (FON Group) ....................          154,900  $  1,782,899
Verizon Communications, Inc. ................           90,100     3,367,938
                                                                ------------
                                                                  10,099,454
                                                                ------------
INTERNET SOFTWARE & SERVICES--0.2%
DoubleClick, Inc.(e) ........................           33,000       283,800
VeriSign, Inc.(e) ...........................           38,500       478,170
                                                                ------------
                                                                     761,970
                                                                ------------
IT CONSULTING & SERVICES--0.1%
Computer Sciences Corp.(e) ..................            6,200       204,290

LEISURE PRODUCTS--0.4%
Hasbro, Inc. ................................           13,800       220,800
Mattel, Inc. ................................           66,500     1,445,710
                                                                ------------
                                                                   1,666,510
                                                                ------------
LIFE & HEALTH INSURANCE--0.7%
AFLAC, Inc. .................................            8,900       291,119
MetLife, Inc. ...............................           77,800     2,235,194
UnumProvident Corp. .........................           45,200       519,800
                                                                ------------
                                                                   3,046,113
                                                                ------------
MANAGED HEALTH CARE--1.0%
Aetna, Inc. .................................           14,100       702,180
Oxford Health Plans, Inc.(e) ................            7,400       216,598
UnitedHealth Group, Inc. ....................           24,000     2,211,120
WellPoint Health Networks, Inc.(e) ..........           16,100     1,222,634
                                                                ------------
                                                                   4,352,532
                                                                ------------
MOVIES & ENTERTAINMENT--0.8%
AOL Time Warner, Inc.(e) ....................           73,600  $  1,006,848
Fox Entertainment Group, Inc. Class A(e) ....            9,100       231,140
Viacom, Inc. Class B(e) .....................           45,900     1,992,519
                                                                ------------
                                                                   3,230,507
                                                                ------------
NETWORKING EQUIPMENT--0.9%
Avocent Corp.(e) ............................            8,400       248,808
Cisco Systems, Inc.(e) ......................          239,500     3,602,080
                                                                ------------
                                                                   3,850,888
                                                                ------------
OIL & GAS DRILLING--0.1%
Transocean, Inc. ............................           22,800       434,340

OIL & GAS EQUIPMENT & SERVICES--0.2%
Halliburton Co. .............................           35,700       764,337

OIL & GAS EXPLORATION & PRODUCTION--0.1%
Apache Corp. ................................            9,000       515,250

                        See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND

                                                        SHARES      VALUE
                                                       -------  ------------
PACKAGED FOODS & MEATS--1.4%
ConAgra Foods, Inc. .........................          119,900  $  2,517,900
Kellogg Co. .................................           56,900     1,862,906
Sara Lee Corp. ..............................           95,200     1,597,456
                                                                ------------
                                                                   5,978,262
                                                                ------------
PHARMACEUTICALS--4.5%
Abbott Laboratories .........................           36,900     1,499,247
Bristol-Myers Squibb Co. ....................           29,000       740,660
Johnson & Johnson ...........................           54,700     3,082,892
King Pharmaceuticals, Inc.(e) ...............           26,400       332,904
Merck & Co., Inc. ...........................           77,000     4,479,860
Mylan Laboratories, Inc. ....................           60,400     1,707,508
Pfizer, Inc. ................................          215,480     6,626,010
Schering-Plough Corp. .......................           12,500       226,250
                                                                ------------
                                                                  18,695,331
                                                                ------------
PHOTOGRAPHIC PRODUCTS--0.4%
Eastman Kodak Co. ...........................           59,700     1,785,627

PROPERTY & CASUALTY INSURANCE--1.2%
Allstate Corp. (The) ........................           84,800     3,204,592
AMBAC Financial Group, Inc. .................           17,200     1,003,620
Old Republic International Corp. ............           24,700       755,820
                                                                ------------
                                                                   4,964,032
                                                                ------------
PUBLISHING & PRINTING--0.2%
McGraw-Hill Cos., Inc. (The) ................           16,200       945,918

REITS--0.3%
Cresent Real Estate Equities Co. ............           23,900       338,902
Simon Property Group, Inc. ..................           26,500       973,080
                                                                ------------
                                                                   1,311,982
                                                                ------------
SEMICONDUCTORS--1.5%
Intel Corp. .................................          215,900     3,972,560
PMC-Sierra, Inc.(e) .........................           84,400       696,300
Texas Instruments, Inc. .....................           87,000     1,608,630
                                                                ------------
                                                                   6,277,490
                                                                ------------
SOFT DRINKS--0.1%
Coca-Cola Enterprises, Inc. .................           13,000       253,370

SPECIALTY CHEMICALS--0.3%
Lubrizol Corp. ..............................           18,400       581,624
MacDermid, Inc. .............................            9,500       215,935
RPM International, Inc. .....................           34,000       420,240
                                                                ------------
                                                                   1,217,799

                                                        SHARES      VALUE
                                                       -------  ------------
SPECIALTY STORES--0.2%
Claire's Stores, Inc. .......................           14,000  $    363,860
OfficeMax, Inc.(e) ..........................           72,700       410,755
                                                                ------------
                                                                     774,615
                                                                ------------
SYSTEMS SOFTWARE--2.5%
BMC Software, Inc.(e) .......................           49,300       735,556
Microsoft Corp. .............................          301,500     7,709,355
Oracle Corp.(e) .............................          103,000     1,223,640
VERITAS Software Corp.(e) ...................           27,200       598,672
                                                                ------------
                                                                  10,267,223
                                                                ------------
TELECOMMUNICATIONS EQUIPMENT--0.6%
Andrew Corp.(e) .............................           61,700       473,239
Motorola, Inc. ..............................          136,800     1,082,088
QUALCOMM, Inc. ..............................           16,500       526,185
Tekelec(e) ..................................           40,300       433,628
                                                                ------------
                                                                   2,515,140
                                                                ------------
TOBACCO--0.4%
Altria Group, Inc. ..........................           50,300     1,547,228

WIRELESS TELECOMMUNICATION SERVICES--0.1%
AT&T Wireless Services, Inc.(e) .............           90,800       586,568

- ----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $209,160,763)                                   204,479,720
- ----------------------------------------------------------------------------

FOREIGN COMMON STOCKS--0.1%

AUTOMOBILE MANUFACTURERS--0.1%
DaimlerChrysler AG (Germany) ................           19,900       644,760
- ----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $638,790)                                           644,760
- ----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.1%
(IDENTIFIED COST $394,962,251)                                   403,718,457
- ----------------------------------------------------------------------------

                        See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND

                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                           (Unaudited)  (000)       VALUE
                                           ----------- -------  ------------
SHORT-TERM OBLIGATIONS--2.2%

COMMERCIAL PAPER--2.2%
Archer Daniels Midland Co. 1.37%, 5/1/03 ....   A-1    $ 2,345  $  2,345,000
Receivables Capital Corp. 1.28%, 5/2/03 .....   A-1+     2,500     2,499,911
Target Corp. 1.32%, 5/2/03 ..................   A-1      1,585     1,584,942
ABSC Capital Corp. 1.30%, 5/7/03 ............   A-1      2,740     2,739,406

- ----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $9,169,259)                                       9,169,259
- ----------------------------------------------------------------------------

TOTAL INVESTMENTS--99.3%
(IDENTIFIED COST $404,131,510)                                   412,887,716(a)

Other assets and liabilities, net--0.7%                            2,821,815

NET ASSETS--100.0%                                              $415,709,531
                                                                ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $37,445,619 and gross depreciation of $30,730,811 for federal income tax purposes. At April 30, 2003, the aggregate cost of securities for federal income tax purposes was $406,172,908.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2003, these securities amounted to a value of $16,963,517 or 4.1% of net assets.
(c) As rated by Moody's or Fitch.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e) Non-income producing.
(f) Par value represents Euro.
(g) Par value represents Norwegian Krone.
(h) Illiquid and restricted security was acquired on March 31, 2003 at a cost of $1,398,750.

                        See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2003

ASSETS
Investment securities at value
   (Identified cost $404,131,510)                                $412,887,716
Cash                                                                  115,421
Receivables
   Interest and dividends                                           2,837,130
   Investment securities sold                                       1,139,718
   Fund shares sold                                                    65,881
   Receivable from adviser                                                121
Prepaid expenses                                                        2,410
                                                                 ------------
     Total assets                                                 417,048,397
                                                                 ------------
LIABILITIES
Payables
   Fund shares repurchased                                            397,969
   Investment securities purchased                                    234,249
   Transfer agent fee                                                 245,745
   Investment advisory fee                                            235,201
   Distribution and service fees                                      105,799
   Financial agent fee                                                 24,891
   Trustees' fee                                                        4,950
Accrued expenses                                                       90,062
                                                                 ------------
     Total liabilities                                              1,338,866
                                                                 ------------
NET ASSETS                                                       $415,709,531
                                                                 ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                 $444,439,285
Undistributed net investment income                                   594,975
Accumulated net realized loss                                     (38,082,868)
Net unrealized appreciation                                         8,758,139
                                                                 ------------
NET ASSETS                                                       $415,709,531
                                                                 ============

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $380,101,376)               48,009,211
Net asset value per share                                               $7.92
Offering price per share $7.92/(1-5.75%)                                $8.40

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $34,234,030)                 4,302,271
Net asset value and offering price per share                            $7.96

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $1,374,125)                    171,420
Net asset value and offering price per share                            $8.02


                             STATEMENT OF OPERATIONS
                            YEAR ENDED APRIL 30, 2003


INVESTMENT INCOME
Interest                                                        $ 15,091,363
Dividends                                                          4,201,818
Foreign taxes withheld                                               (23,108)
                                                                ------------
     Total investment income                                      19,270,073
                                                                ------------
EXPENSES
Investment advisory fee                                            3,074,727
Service fees, Class A                                                978,182
Distribution and service fees, Class B                               466,076
Distribution and service fees, Class C                                13,663
Financial agent fee                                                  311,498
Transfer agent                                                       877,036
Custodian                                                             82,277
Printing                                                              78,485
Professional                                                          36,864
Trustees                                                              27,316
Registration                                                          13,168
Miscellaneous                                                         39,221
                                                                ------------
     Total expenses                                                5,998,513
     Custodian fees paid indirectly                                   (1,519)
                                                                ------------
     Net expenses                                                  5,996,994
                                                                ------------
NET INVESTMENT INCOME                                             13,273,079
                                                                ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                  (22,618,631)
Net realized gain on foreign currency transactions                     4,484
Net change in unrealized appreciation (depreciation) on
   investments                                                    (7,317,099)
Net change in unrealized appreciation (depreciation) on
   foreign currency and foreign currency transactions                  1,933
                                                                ------------
NET LOSS ON INVESTMENTS                                          (29,929,313)
                                                                ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(16,656,234)
                                                                ============

                        See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                    Year Ended        Year Ended
                                                                                      4/30/03           4/30/02
                                                                                   ------------      ------------
FROM OPERATIONS
   Net investment income (loss)                                                    $ 13,273,079      $ 17,238,548
   Net realized gain (loss)                                                         (22,614,147)       (8,963,366)
   Net change in unrealized appreciation (depreciation)                              (7,315,166)      (26,311,320)
                                                                                   ------------      ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      (16,656,234)      (18,036,138)
                                                                                   ------------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                   (12,720,700)      (15,429,085)
   Net investment income, Class B                                                    (1,059,291)       (2,573,714)
   Net investment income, Class C                                                       (30,493)          (24,292)
                                                                                   ------------      ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                        (13,810,484)      (18,027,091)
                                                                                   ------------      ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (5,159,287 and 6,765,674 shares, respectively)      40,362,176        59,244,208
   Net asset value of shares issued from reinvestment of distributions
     (1,310,840 and 1,428,220 shares, respectively)                                  10,184,534        12,164,705
   Cost of shares repurchased (9,916,016 and 7,195,366 shares, respectively)        (77,132,833)      (62,341,284)
                                                                                   ------------      ------------
Total                                                                               (26,586,123)        9,067,629
                                                                                   ------------      ------------
CLASS B
   Proceeds from sales of shares (352,345 and 348,573 shares, respectively)           2,755,378         3,012,903
   Net asset value of shares issued from reinvestment of distributions
     (120,434 and 267,508 shares, respectively)                                         943,667         2,287,659
   Cost of shares repurchased (4,486,335 and 7,724,380 shares, respectively)        (35,115,931)      (67,645,724)
                                                                                   ------------      ------------
Total                                                                               (31,416,886)      (62,345,162)
                                                                                   ------------      ------------
CLASS C
   Proceeds from sales of shares (87,952 and 90,501 shares, respectively)               701,611           786,124
   Net asset value of shares issued from reinvestment of distributions
     (3,432 and 2,541 shares, respectively)                                              26,990            21,919
   Cost of shares repurchased (64,036 and 26,009 shares, respectively)                 (500,320)         (226,467)
                                                                                   ------------      ------------
Total                                                                                   228,281           581,576
                                                                                   ------------      ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                        (57,774,728)      (52,695,957)
                                                                                   ------------      ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                            (88,241,446)      (88,759,186)

NET ASSETS
   Beginning of period                                                              503,950,977       592,710,163
                                                                                   ------------      ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     OF $594,975 AND $528,856, RESPECTIVELY]                                       $415,709,531      $503,950,977
                                                                                   ============      ============

                        See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    CLASS A
                                                           -------------------------------------------------------------
                                                                             YEAR ENDED APRIL 30,
                                                           -------------------------------------------------------------
                                                            2003         2002(5)       2001         2000           1999
Net asset value, beginning of period                       $ 8.41        $ 8.98       $ 9.75       $ 9.68         $10.20
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                              0.24(3)       0.29(3)      0.32         0.34(3)        0.36
   Net realized and unrealized gain (loss)                  (0.48)        (0.56)       (0.30)        0.06           0.29
                                                           ------        ------       ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                       (0.24)        (0.27)        0.02         0.40           0.65
                                                           ------        ------       ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income                     (0.25)        (0.30)       (0.35)       (0.33)         (0.38)
   Distributions from net realized gains                       --            --        (0.44)          --          (0.79)
                                                           ------        ------       ------       ------         ------
     TOTAL DISTRIBUTIONS                                    (0.25)        (0.30)       (0.79)       (0.33)         (1.17)
                                                           ------        ------       ------       ------         ------
Change in net asset value                                   (0.49)        (0.57)       (0.77)        0.07          (0.52)
                                                           ------        ------       ------       ------         ------
NET ASSET VALUE, END OF PERIOD                             $ 7.92        $ 8.41       $ 8.98       $ 9.75         $ 9.68
                                                           ======        ======       ======       ======         ======
Total return(1)                                             (2.70)%       (3.01)%       0.35%        4.24%          6.97%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                    $380,101      $432,632     $453,174     $475,854       $565,276

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                        1.28 %(2)     1.26 %(2)    1.26%(4)     1.18%(2)       1.17%(2)
   Net investment income                                     3.10 %        3.29 %       3.41%        3.59%          3.64%
Portfolio turnover                                             93 %          64 %         48%          58%            68%


                                                                                    CLASS B
                                                           -------------------------------------------------------------
                                                                             YEAR ENDED APRIL 30,
                                                           -------------------------------------------------------------
                                                            2003         2002(5)       2001         2000           1999
Net asset value, beginning of period                       $ 8.43        $ 9.00       $ 9.77       $ 9.69         $10.22
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                              0.18(3)       0.22(3)      0.24         0.27(3)        0.29
   Net realized and unrealized gain (loss)                  (0.47)        (0.56)       (0.29)        0.06           0.29
                                                           ------        ------       ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                       (0.29)        (0.34)       (0.05)        0.33           0.58
                                                           ------        ------       ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income                     (0.18)        (0.23)       (0.28)       (0.25)         (0.32)
   Distributions from net realized gains                       --            --        (0.44)          --          (0.79)
                                                           ------        ------       ------       ------         ------
     TOTAL DISTRIBUTIONS                                    (0.18)        (0.23)       (0.72)       (0.25)         (1.11)
                                                           ------        ------       ------       ------         ------
Change in net asset value                                   (0.47)        (0.57)       (0.77)        0.08          (0.53)
                                                           ------        ------       ------       ------         ------
NET ASSET VALUE, END OF PERIOD                             $ 7.96        $ 8.43       $ 9.00       $ 9.77         $ 9.69
                                                           ======        ======       ======       ======         ======
Total return(1)                                             (3.42)%       (3.78)%       0.37%        3.40%          6.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                     $34,234       $70,096     $138,837     $226,992       $310,783

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                        2.03 %(2)     2.01 %(2)    2.01%(4)     1.93%(2)       1.92%(2)
   Net investment income                                     2.37 %        2.55 %       2.65%        2.84%          2.92%
Portfolio turnover                                             93 %          64 %         48%          58%            68%

(1) Maximum sales charge is not reflected in the total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effects of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.
(4) For the year ended April 30, 2001, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 1.25% for Class A and 2.00% for Class B, respectively.
(5) As required, effective May 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended April 30, 2002 was to increase the ratio of net investment income to average net assets from 3.26% to 3.29% and from 2.53% to 2.55% for Class A and Class B, respectively. There was no effect to net investment income (loss) per share and net realized and unrealized gain (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                               CLASS C
                                                -----------------------------------------
                                                                                 FROM
                                                   YEAR ENDED APRIL 30,        INCEPTION
                                                ---------------------------    8/27/99 TO
                                                2003     2002(7)      2001      4/30/00
Net asset value, beginning of period           $ 8.49    $ 9.07      $ 9.85     $ 9.61
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                  0.19(3)   0.22(3)     0.25       0.18(3)
   Net realized and unrealized gain (loss)      (0.48)    (0.57)      (0.31)      0.23
                                               ------    ------      ------     ------
     TOTAL FROM INVESTMENT OPERATIONS           (0.29)    (0.35)      (0.06)      0.41
                                               ------    ------      ------     ------
LESS DISTRIBUTIONS
   Dividends from net investment income         (0.18)    (0.23)      (0.28)     (0.17)
   Distributions from net realized gains           --        --       (0.44)        --
                                               ------    ------      ------     ------
     TOTAL DISTRIBUTIONS                        (0.18)    (0.23)      (0.72)     (0.17)
                                               ------    ------      ------     ------
Change in net asset value                       (0.47)    (0.58)      (0.78)      0.24
                                               ------    ------      ------     ------
NET ASSET VALUE, END OF PERIOD                 $ 8.02    $ 8.49      $ 9.07     $ 9.85
                                               ======    ======      ======     ======
Total return(1)                                 (3.39)%   (3.86)%     (0.37)%     4.12%(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $1,374    $1,223        $699       $356

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                            2.04 %(2) 2.02 %(2)   2.01 %(6)  1.93%(2)(4)
   Net investment income                         2.35 %    2.50 %      2.67 %     2.81%(4)
Portfolio turnover                                 93 %      64 %        48 %       58%(5)

(1) Maximum sales charge is not reflected in the total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effects of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.
(4) Annualized.
(5) Not Annualized.
(6) For the year ended April 30, 2001, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 2.00%.
(7) As required, effective May 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended April 30, 2002 was to increase the ratio of net investment income to average net assets from 2.47% to 2.50% for Class C. There was no effect to net investment income (loss) per share and net realized and unrealized gain
    (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2003


1. SIGNIFICANT ACCOUNTING POLICIES
   Phoenix-Oakhurst Income & Growth Fund (the "Fund") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is a diversified Fund and its primary investment objective is to invest in a diversified group of securities that are selected for current yield consistent with preservation of capital. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution and/or service plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution and/or service expenses unique to that class.
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:
   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:
   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:
   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:
   Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:
   The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date. There were no when-issued securities held at April 30, 2003.

G. SECURITY LENDING:
   The Fund loans securities to qualified brokers through an agreement with State Street Bank and Trust Company (the "Custodian"). Under the terms of the agreement, the Fund receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market

PHOENIX-OAKHURST INCOME & GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2003 (CONTINUED)

value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. There were no securities on loan at April 30, 2003.

H. LOAN AGREEMENTS:
   The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS
   As compensation for its services to the Fund, the adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), is entitled to a fee at an annual rate of 0.70% of the average daily net assets of the Fund for the first $1 billion, 0.65% for the second $1 billion and 0.60% for average daily net assets over $2 billion.
   As Distributor of the Fund's shares, Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX, has advised the Fund that it retained net selling commissions of $13,316 for Class A shares, deferred sales charges of $53,676 for Class B shares and $919 for Class C shares for the year ended April 30, 2003. In addition to these amounts, $9,032 was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX, for Class A net selling commissions.
      In addition, the Fund pays PEPCO distribution and/or service fees at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each respective class. The Distributor has advised the Fund that of the total amount expensed for the year ended April 30, 2003, $489,373 was retained by the Distributor, $921,030 was paid to unaffiliated participants and $47,518 was paid to W.S. Griffith Securities, Inc.
   For the year ended April 30, 2003, the Fund paid PXP Securities Corp., an indirect subsidiary of PNX, brokerage commissions of $10,524 in connection with portfolio transactions effected by it.
   As Financial Agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide tax services and oversight of subagent's performance. For the year ended April 30, 2003, financial agent fees were $311,498 as reported in the Statement of Operations, of which PEPCO received $37,958. Effective January 1, 2003, the fee schedule of PFPC Inc. ranges from 0.065% to 0.03% of the average daily net asset values of all the Phoenix Funds serviced by PFPC Inc. Prior to that date, the fee schedule ranged from 0.085% to 0.0125%. Certain minimum fees may apply.
   PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as subtransfer agent. For the year ended April 30, 2003, transfer agent fees were $877,036 as reported in the Statement of Operations, of which PEPCO retained $371,312.
   At April 30, 2003, PNX and affiliates held 218 Class A shares and 12,014 Class C shares of the Fund with a combined value of $98,079.

3. PURCHASE AND SALE OF SECURITIES
   During the year ended April 30, 2003, purchases and sales of investments, excluding short-term securities and U.S. Government and agency securities, amounted to $354,190,428 and $396,522,195, respectively. Purchases and sales of long-term U.S. Government and agency securities amounted to $42,200,656 and $53,793,695, respectively.

4. CREDIT RISK AND ASSET CONCENTRATIONS
   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.
   High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser to accurately predict risk.
   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return.

PHOENIX-OAKHURST INCOME & GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2003 (CONTINUED)

Fluctuations in these sectors of concentration may have a greater impact to the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

5. FEDERAL INCOME TAX INFORMATION
   The Fund has $10,678,786 and $16,314,624 of capital loss carryovers expiring in 2010 and 2011, respectively, which may be used to offset future capital gains.
   Under the current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended April 30, 2003, the Fund deferred post-October capital losses of $9,241,432 and recognized prior year post-October losses of $3,956,499.
   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedule of Investments) consist of undistributed ordinary income of $594,975 and undistributed long-term capital gains of $0.
   The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

6. RECLASSIFICATION OF CAPITAL ACCOUNTS
   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. The Fund recorded permanent reclassifications which arose primarily from premium amortization and differing treatment of certain income and gain transactions. The reclassifications have no impact on the net assets or net asset value of the Fund. As of April 30, 2003, the Fund increased undistributed net investment income by $603,524, increased accumulated net realized loss by $492,752 and decreased paid in capital by $110,772.

- ------------------------------------------------------------------------------

                       TAX INFORMATION NOTICE (Unaudited)

   For federal income tax purposes, 27.9% of the income dividends paid by the Fund qualify for the dividends received deduction for corporate shareholders.
   Effective for the calendar year 2003, qualified dividends will be taxed at a lower rate for individual shareholders. 29% of the ordinary income dividends distributed after January 1, 2003 will qualify for the lower tax rate. The Fund plans to designate the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act. The actual percentage for the calendar year will be designated in the year-end tax statements.

- ------------------------------------------------------------------------------

   This report is not authorized for distribution to prospective investors in the Phoenix-Oakhurst Income & Growth Fund unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS

[GRAPHIC OMITTED]

PRICEWATERHOUSECOOPERS


To the Trustees and Shareholders of
Phoenix-Oakhurst Income & Growth Fund



   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Oakhurst Income & Growth Fund (the "Fund") at April 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
June 11, 2003

                      PHOENIX-OAKHURST INCOME & GROWTH FUND


                            PART C--OTHER INFORMATION

ITEM 23.  EXHIBITS

       a. Agreement and Declaration of Trust of the Registrant, dated June 23, 2000, filed via Edgar with Post-Effective Amendment No. 18 on August 28, 2000 and herein incorporated by reference.

       b. Bylaws of the Registrant filed via Edgar with Post-Effective Amendment No. 18 on August 28, 2000 and herein incorporated by reference.

       c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.



       d.1* Amended and Restated Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. dated November 20, 2002 filed via EDGAR herewith.


       e.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation ("Equity Planning") dated November 19, 1997 filed via EDGAR as Exhibit 6.1 with Post-Effective Amendment No. 14 on August 21, 1998 and herein incorporated by reference.


       e.2* Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers filed via EDGAR herewith.



       f.       None.

       g. Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed via EDGAR as Exhibit 8 with Post-Effective Amendment No. 14 on August 21, 1998 and herein incorporated by reference.

       h.1 Transfer Agency and Service Agreement between Registrant and Equity Planning dated June 1, 1994, filed with Post-Effective Amendment No. 10 on August 25, 1994, filed via EDGAR as Exhibit
                9.1 with Post-Effective Amendment No. 13 on August 26, 1997 and herein incorporated by reference.

       h.2 Sub-transfer Agent Agreement between Equity Planning and State Street Bank and Trust company dated June 1, 1994 filed via EDGAR as Exhibit 9.2 with Post-Effective Amendment No. 14 on August 21, 1998.

       h.3 Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997 and filed via EDGAR as Exhibit 9.3 with Post-Effective Amendment No. 14 on August 21, 1998 and herein incorporated by reference.

       h.4 First Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning corporation dated March 23, 1998 and filed via EDGAR as Exhibit
                9.4 with Post-Effective Amendment No. 14 on August 21, 1998 and herein incorporated by reference.

       h.5 Second Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning corporation dated July 31, 1998 and filed via EDGAR as Exhibit
                9.5 with Post-Effective Amendment No. 14 on August 21, 1998 and herein incorporated by reference.


       h.6* Third Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated January 1, 2003 filed via EDGAR herewith.


       i. Opinion as to legality of the shares filed via EDGAR with Post-Effective Amendment No. 18 on August 28, 2000 and herein incorporated by reference.


       j.*      Consent of Independent Auditors filed via EDGAR herewith.


       k.       Not Applicable.

       l.       None.

       m.1 Amended and Restated Distribution Plan for Class A Shares effective August 27, 1997, filed via EDGAR as Exhibit 15.1 with post-Effective Amendment No. 14 on August 21, 1998 and herein incorporated by reference.

       m.2 Distribution Plan for Class B Shares, effective June 1, 2000, filed via EDGAR with Post-Effective Amendment No. 18 on August 28, 2000 and herein incorporated by reference.

      m.3 Distribution Plan for Class C Shares, effective June 1, 2000, filed via EDGAR with Post-Effective Amendment No. 18 on August 28, 2000 and herein incorporated by reference.


      m.4* First Amendment to the Amended and Restated Distribution Plan for Class A Shares filed via Edgar




       n.       Financial Data Schedule.


       o.1* Fourth Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, effective May 1, 2003, filed via EDGAR herewith.




       p. Code of Ethics of the Fund, the Adviser and the Distributor filed via EDGAR with Post-Effective Amendment No. 20 on June 28, 2002 and herein incorporated by reference.


       q.1 Powers of attorney for all Trustees and Ms. Curtiss, filed via EDGAR with Post-Effective Amendment No. 20 on June 28, 2002 and herein incorporated by reference.

       q.2*     Powers of attorney for all Trustees filed via EDGAR herewith.


--------------
*Filed herewith.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     No person is controlled by, or under common control, with the Fund.

ITEM 25.  INDEMNIFICATION

     The Agreement and Declaration of Trust dated June 23, 2000 and the By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Management Agreement, Underwriting Agreement, Custody Agreement and Transfer Agency Agreement each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be government by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     See "Management of the Fund" in the Prospectus and "Services of the Adviser" and "Management of the Fund" of the Statement of Additional Information in which is included in this Post-Effective Amendment. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of Phoenix Investment Counsel, Inc., the Adviser, reference is made to the Adviser's current Form ADV (SEC File No. 801-5995) filed under the Investment Advisers Act of 1940 and incorporated herein by reference.

ITEM 27.  PRINCIPAL UNDERWRITER

     (a) Equity Planning also serves as the principal underwriter for the following other registrants:


         Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix-Goodwin California Tax Exempt Bond Fund, Phoenix Investment Trust 97, Phoenix-Kayne Funds, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix-Oakhurst Strategic Allocation Fund, Phoenix Partner Select Funds, Phoenix Portfolios, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Trust, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL

         Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.


     (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:


    NAME AND PRINCIPAL             POSITION AND OFFICES            POSITION AND OFFICES WITH
     BUSINESS ADDRESS                WITH DISTRIBUTOR                     REGISTRANT
     ----------------                ----------------                     ----------


William R. Moyer                    Director, Executive Vice           Vice President
56 Prospect Street.                 President, Chief Financial
P.O. Box 150480                     Officer and Treasurer
Hartford, CT 06115-0480

John F. Sharry                      President,                         Executive
56 Prospect Street                  Private Client Group               Vice President
P.O. Box 150480
Hartford, CT 06115-0480


Robert S. Driessen                  Vice President, Compliance         Vice President and Assistant
56 Prospect Street                                                     Secretary
P.O. Box 150480
Hartford, CT 06115-0480


Jacqueline M. Porter                Assistant Vice President,          Assistant Treasurer
56 Prospect St.                     Tax Mutual Fund
P.O. Box 150480
Hartford, CT 06115-0480

     (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant's investment adviser, Phoenix Investment Counsel, Inc.; Registrant's financial agent, transfer agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent and custodian, State Street Bank and Trust Company. The address of the Secretary of the Trust is 101 Munson Street, Greenfield, Massachusetts 01301; the address of Phoenix Investment Counsel, Inc. is 56 Prospect Street, Hartford, Connecticut 06115-2520; the address of Phoenix Equity Planning Corporation is 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480; the address of the dividend disbursing agent is P.O. Box 8301, Boston, Massachusetts 02266-8301, Attention: Phoenix Funds, and the address of the custodian is P.O. Box 351, Boston, Massachusetts 02101.

ITEM 29.  MANAGEMENT SERVICES

     Not applicable.

ITEM 30.  UNDERTAKINGS

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act and the Investment Company Act 1940, the Fund certifies that it meets all of the requirements for the effectiveness of this registration statement under the rule 485(b) of the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 26th day of August, 2003.


                                           PHOENIX-OAKHURST INCOME & GROWTH FUND


ATTEST:  /s/MATTHEW A. SWENDIMAN            BY: /s/ PHILIP R. MCLOUGHLIN
           ---------------------                    --------------------
            MATTHEW A. SWENDIMAN                    PHILIP R. MCLOUGHLIN
            ASSISTANT SECRETARY                     PRESIDENT

     Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 26th day of August, 2003:




                  SIGNATURE                                 TITLE
                  ---------                                 -----


                                                             Trustee
-----------------------------------------------------
                   Robert Chesek*

                                                             Trustee
-----------------------------------------------------
                 E. Virgil Conway*


                /s/ Nancy G. Curtiss                         Treasurer (principal
-----------------------------------------------------        financial and
                  Nancy G. Curtiss                           accounting officer)


                                                             Trustee
-----------------------------------------------------
                Harry Dalzell-Payne*

                                                             Trustee
-----------------------------------------------------
                Francis E. Jeffries*

                                                             Trustee
-----------------------------------------------------
                 Leroy Keith, Jr.*


                                                             Trustee
-----------------------------------------------------
                Marilyn E. LaMarche*



              /s/ Philip R. McLoughlin                       Trustee and President
-----------------------------------------------------        (principal executive officer)
                Philip R. McLoughlin

                                                             Trustee
-----------------------------------------------------
               Geraldine M. McNamara*

                                                             Trustee
-----------------------------------------------------
                 Everett L. Morris*

                                                             Trustee
-----------------------------------------------------
                  James M. Oates*


                                                             Trustee

-----------------------------------------------------
                Richard E. Segerson*

                                                             Trustee
-----------------------------------------------------
              Lowell P. Weicker, Jr.*



*By /s/Philip R. McLoughlin
----------------------------------------------
* Philip R. McLoughlin
pursuant to powers of attorney.


                                      S-1